                       AETNA INSURANCE COMPANY OF AMERICA

      Service Unit, 151 Farmington Avenue, Hartford, Connecticut 06156
                          Telephone: 1-800-531-4547

                           VARIABLE ANNUITY ACCOUNT I

                       Prospectus Dated: October 11, 1995

                                 MARATHON PLUS(SM)

This Prospectus describes the Marathon Plus variable deferred annuity contract ("Contracts") issued by Aetna Insurance Company of America (the "Company"). The Contracts allow individuals to accumulate values and elect payment of annuity benefits on a fixed or a variable basis. Group Contracts are offered to certain broker-dealers which have agreed to act as Distributors of the Contracts. (See "Contract Purchase -- Distribution.") Individuals who have established accounts with those broker-dealers are eligible to participate in the Contract. Individual Contracts are offered only in those states where the group Contracts are not authorized for sale.

The Contracts described in this Prospectus are (a) nonqualified deferred annuity contracts, and (b) contracts which may be available for use under
Section 408(b) of the Internal Revenue Code of 1986, as amended (the "Code") as Individual Retirement Annuities. See "Contract Purchase -- Purchase" and "Tax Status."

The securities offered in this Prospectus are distributed through Aetna Life Insurance and Annuity Company, an affiliate of the Company, as the Underwriter, and by registered broker-dealers selected by it as Distributors. See "Contract Purchase -- Distribution."

Purchase Payments received under the Contracts on behalf of persons participating under group Contracts or individual Contract owners (collectively, "Certificate Holders") will be allocated at the Certificate Holder's direction to variable funding options or to a credited interest option for accumulation of values for the Certificate Holder's Account. Amounts allocated to the variable funding options will be deposited in Variable Annuity Account I (the "Separate Account"), a separate account of the Company, for investment in the variable funding options. The value of the Certificate Holder's Account will vary to reflect the performance of the variable funding options selected, and may be more or less than Purchase Payments made under the Contract.

This Prospectus is intended to describe the Contract provisions relating to the variable funding options (the "Funds") and the fees and expenses that may be charged in connection with investment in the Separate Account. Information with respect to the credited interest option, the AICA Guaranteed Account (the "Guaranteed Account"), is included in the Appendix to this Prospectus and in the prospectus for the Guaranteed Account which should accompany this Prospectus. The Guaranteed Account is offered only in those jurisdictions where it has been qualified for sale.

The Funds currently available through the Separate Account under the Contract described in this Prospectus are as follows:

   . Aetna Variable Fund                             . Fidelity Index 500 Portfolio
   . Aetna Income Shares                             . Fidelity Growth Portfolio
   . Aetna Variable Encore Fund                      . Fidelity Overseas Portfolio
   . Aetna Investment Advisers Fund, Inc.            . IMS -- Equity Growth and Income Fund
   . Aetna Ascent Variable Portfolio                 . IMS -- Utility Fund
   . Aetna Crossroads Variable Portfolio             . IMS -- U.S. Government Bond Fund
   . Aetna Legacy Variable Portfolio                 . IMS -- Corporate Bond Fund
   . Alger American Balanced Portfolio               . Janus Aspen Aggressive Growth Portfolio
   . Alger American Income and Growth Portfolio      . Janus Aspen Balanced Portfolio
   . Alger American Growth Portfolio                 . Janus Aspen Flexible Income Portfolio
   . Alger American MidCap Growth Portfolio          . Janus Aspen Growth Portfolio
   . Alger American Leveraged AllCap Portfolio       . Janus Aspen Short-Term Bond Portfolio
   . Alger American Small Capitalization Portfolio   . Janus Aspen Worldwide Growth Portfolio
   . Fidelity Asset Manager Portfolio                . Lexington Emerging Markets Fund
   . Fidelity Equity-Income Portfolio                . Lexington Natural Resources Trust
   . Fidelity Contrafund Portfolio                   . TCI International
   . Fidelity High Income Portfolio                  . TCI Growth
   . Fidelity Investment Grade Bond Portfolio        . TCI Balanced

The availability of the above Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts.

This Prospectus sets forth concisely the information about the Contracts and the Separate Account that a prospective investor should know before investing. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") dated October 11, 1995, as supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is contained in this Prospectus. An SAI may be obtained without charge by calling 1-800-531-4547.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS AND THE GUARANTEED ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUSES, IN CONNECTION WITH THE OFFERS OF THE SECURITIES DESCRIBED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The Company has filed a registration statement (the "Registration Statement") with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and its exhibits. Reference is hereby made to such Registration Statement, including exhibits, for further information relating to the Company and the Contracts. The Registration Statement and its exhibits may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                               TABLE OF CONTENTS

                                                                            Page
GLOSSARY OF SPECIAL TERMS..................................................   4
PROSPECTUS SUMMARY.........................................................   6
FEE TABLE..................................................................   8
PERFORMANCE DATA...........................................................  12
THE COMPANY................................................................  13
VARIABLE ANNUITY ACCOUNT I.................................................  13
THE FUNDS..................................................................  13
 Fund Investment Advisers..................................................  17
 Mixed and Shared Funding..................................................  18
 Fund Additions and Limitations............................................  18
CONTRACT PURCHASE
 Purchase..................................................................  18
 Purchase Payments.........................................................  18
 Designations of Beneficiary and Annuitant.................................  19
 Distribution..............................................................  19
CERTIFICATE HOLDER'S ACCOUNT VALUES
 Accumulation Units........................................................  20
 Net Investment Factor.....................................................  20
CONTRACT RIGHTS
 Right to Cancel...........................................................  21
 Rights Under the Contract and Account.....................................  21
 Transfers Among Investment Options........................................  21
 Dollar Cost Averaging Program.............................................  22
 Account Rebalancing Program...............................................  22
 Withdrawals...............................................................  22
 Reinstatement Privilege Following Withdrawal..............................  23
CHARGES AND DEDUCTIONS
 General...................................................................  24
 Maintenance Fee...........................................................  24
 Mortality and Expense Risk Charges........................................  24
 Administrative Expense Charge.............................................  24
 Transfer Fees.............................................................  24
 Deferred Sales Charge.....................................................  25

                                                                            Page
 Fund Expenses.............................................................  26
 Premium Tax...............................................................  26
 Commissions and Distribution Expenses.....................................  26
ADDITIONAL WITHDRAWAL OPTIONS
 General...................................................................  27
 Estate Conservation Option................................................  27
 Systematic Withdrawal Option..............................................  28
ANNUITY PERIOD
 Annuity Period Elections..................................................  28
 Annuity Options...........................................................  29
DEATH BENEFIT
 General...................................................................  31
 Death Benefit Amount......................................................  31
 Nonqualified Flexible Premium Contract....................................  32
 IRA Rollover Contract.....................................................  34
TAX STATUS
 Introduction..............................................................  35
 Taxation of the Company...................................................  35
 Tax Status of the Contract................................................  36
 Taxation of Annuities.....................................................  37
 IRA Rollover Contracts....................................................  38
 Withholding...............................................................  39
 Possible Changes in Taxation..............................................  39
 Other Tax Consequences....................................................  39
MISCELLANEOUS
 Voting Rights.............................................................  39
 Modification of the Contract..............................................  40
 Inquiries.................................................................  40
 Telephone Transfers.......................................................  40
 Transfer of Ownership; Assignment.........................................  41
 Legal Proceedings.........................................................  41
 Legal Matters.............................................................  41
STATEMENT OF ADDITIONAL INFORMATION -- TABLE OF CONTENTS...................  42
APPENDIX -- AICA Guaranteed Account........................................  43

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the meanings shown:

ACCUMULATION PERIOD: The period during which one or more Net Purchase Payments applied to a Certificate Holder's Account are invested to fund future annuity payments.

ACCUMULATION UNIT: A measure of the net investment results for each variable investment option during the Accumulation Period. The Accumulation Units for the applicable Funds are used to calculate the portion of the Certificate Holder's Account attributable to the Separate Account during the Accumulation Period.

ADJUSTED ACCOUNT VALUE: For any Valuation Period, the Certificate Holder's Account Value plus or minus the Certificate Holder's aggregate Guaranteed Account market value adjustment, if applied during that period.

ANNUITANT: The natural person on whose life the Annuity benefit under a Contract is based.

ANNUITY: A series of payments for life, for a definite period or a combination of the two.

ANNUITY DATE: The date on which Annuity payments commence under an Annuity
Option.

ANNUITY OPTIONS: Annuity payment methods available during the Annuity Period.

ANNUITY PERIOD: The period of time during which Annuity payments are made.

ANNUITY UNIT: A measure of the net investment results for each variable investment option selected during the Annuity Period. Annuity Units are used to calculate the amount of each variable Annuity payment.

BENEFICIARY: The person entitled to receive any death benefit under a Contract.

CERTIFICATE: The document issued to a Certificate Holder for a Certificate Holder's Account established under a group Contract.

CERTIFICATE HOLDER (YOU, YOUR): A person who purchases or acquires an interest under a group Contract or who purchases an individual Contract. A Certificate Holder's spouse may have an interest in the same Certificate Holder's Account as a Joint Certificate Holder. References to "Certificate Holders" in this Prospectus mean both of the Certificate Holders on Joint Accounts. Aetna reserves the right to limit ownership to natural persons.

CERTIFICATE HOLDER'S ACCOUNT: A record established for each Certificate Holder to maintain values under a Contract.

CERTIFICATE HOLDER'S ACCOUNT VALUE: As of any Valuation Period, the dollar value of all amounts accumulated in a Certificate Holder's Account, including the value of the Accumulation Units, Guaranteed Account and amounts deposited pursuant to the guaranteed death benefit.

CODE: Internal Revenue Code of 1986, as amended.

COMPANY: Aetna Insurance Company of America.

CONTRACTS: Group variable deferred annuity contracts offered as Nonqualified Flexible Premium Contracts and Individual Retirement Annuity (IRA) Rollover Contracts. Individual variable deferred annuity contracts are offered in certain states.

DISTRIBUTOR(S): The registered broker-dealer(s) which have entered into selling agreements with the Underwriter to distribute interests in the Contracts. The Underwriter may also serve as a Distributor.

EFFECTIVE DATE: The date on which a Contract or Certificate is issued to a Certificate Holder.

FUNDS: The open-end management investment companies offered as variable funding options for the investment of assets of the Separate Account under the Contracts.

GENERAL ACCOUNT: The account into which all Company assets not held in a separate account are deposited. The General Account is subject to all liabilities of the Company.

GROUP CONTRACT HOLDER: The entity to which a group Contract is issued.

GUARANTEED ACCOUNT: The AICA Guaranteed Account, a credited interest option offered as a funding option under the Contract, guaranteeing specified rates of interest for specified periods of time.

HOME OFFICE: The principal executive offices of the Company, located at 151 Farmington Avenue, Hartford, Connecticut 06156.

INDIVIDUAL CONTRACT HOLDER: A person who has purchased an individual variable annuity Contract (also referred to as "Certificate Holder"). A Contract Holder's spouse may have an interest in the same Contract Holder's Account as a Joint Contract Holder. Aetna reserves the right to limit ownership to natural persons.

INDIVIDUAL RETIREMENT ANNUITY (IRA) ROLLOVER CONTRACT: An individual or group variable deferred annuity Contract established to accept Purchase Payments consisting of rollover amounts previously accumulated under an Individual Retirement Account or Annuity or a plan qualified under Code Section 401 or
403. These Contracts are intended to qualify under Code Section 408(b).

MARKET VALUE ADJUSTMENT: An amount deducted or added to amounts withdrawn early from the Guaranteed Account to reflect changes in the market value of the investment since the date of deposit. See the Appendix and the prospectus for the Guaranteed Account for a discussion of how the market value adjustment is actually calculated.

NET PURCHASE PAYMENT: The Purchase Payment less premium taxes, if applicable.

NONQUALIFIED FLEXIBLE PREMIUM CONTRACT: An individual or group variable deferred annuity Contract established to accept one or more Purchase Payments to supplement an individual's retirement income, or to provide an alternative investment option under an Individual Retirement Account qualified under Code
Section 408(a).

PURCHASE PAYMENT: The gross payment made to a Certificate Holder's Account pursuant to the terms of a Contract. The Company reserves the right to refuse to accept any Purchase Payment at any time for any reason.

SEC: Securities and Exchange Commission.

SEPARATE ACCOUNT: Variable Annuity Account I, an account whose assets are segregated from other assets of the Company. The Separate Account holds shares of the Funds acquired as variable funding options under the Contracts. The Company holds title to the assets held in the Separate Account.

SURRENDER VALUE: The amount payable upon the withdrawal of all or any portion of a Certificate Holder's Account Value.

UNDERWRITER: The registered broker-dealer which contracts with other registered broker-dealers on behalf of the Separate Account to offer and sell the Contracts. Aetna Life Insurance and Annuity Company will serve as Underwriter for the Contracts.

VALUATION PERIOD: The period of time for which a Fund determines its net asset value, usually from 4:15 p.m. Eastern time each day the New York Exchange is open for trading until 4:15 p.m. the next such business day.

VALUATION RESERVE: A reserve established pursuant to the insurance laws of the State of Connecticut to measure voting rights during the Annuity Period. It also measures the value of a commutation right under the "Payments of a Stated Period of Time" nonlifetime Annuity option when elected on a variable basis.

VARIABLE ANNUITY CONTRACT: An annuity contract providing for the accumulation of values and for Annuity payment, which vary in amount based on investment results.

                              PROSPECTUS SUMMARY

CONTRACTS OFFERED

The Contracts described in this Prospectus are group variable deferred annuity Contracts and, where required by state law, individual variable deferred annuity Contracts. The Nonqualified Flexible Premium Contract is designed to accept one or more Purchase Payments. The Individual Retirement Annuity Rollover Contract is designed to accept rollovers from Individual Retirement Accounts or Annuities or plans qualified under Code Sections 401 or 403. For the Nonqualified Flexible Premium Contract, the minimum initial Purchase Payment amount is $5,000. Additional Purchase Payments of at least $2,500 may be made to a Nonqualified Flexible Premium Contract. The minimum initial Purchase Payment amount for the Individual Retirement Annuity Rollover Contract is $10,000. Subsequent Purchase Payments will be accepted if they are rollovers of amounts previously accumulated under an Individual Retirement Annuity or Account or a plan qualified under Code Section 401 or 403. (See "Contract Purchase -- Purchase.")

Under the group Contract, individuals may be enrolled as Certificate Holders and the Company will maintain a Certificate Holder's Account for each Certificate Holder. Under an individual Contract, the owner will be an individual. (In either case, the individual is referred to as "Certificate Holder" or "you.") Under the Contract, Certificate Holders have certain rights. (See "Contract Rights.")

Joint Certificate Holders are allowed, except for Contracts acquired by individuals for purposes of establishing an Individual Retirement Annuity under Sections 408(a) or 408(b) of the Code. A Joint Certificate Holder must be the spouse of the other Joint Certificate Holder.

We offer the following Contracts as described below:

  1. Nonqualified Flexible Premium Contracts and IRA Rollover Contracts to NASD Firms.

  2. IRA Rollover Contracts to employers who sponsor Individual Retirement Annuity Plans for their employees.

  3. Nonqualified Flexible Premium Contracts to custodians or trustees of Code Section 408(a) Individual Retirement Accounts, to employers who offer deferred annuities to their employees and to entities which make contributions to annuities for their customers.

  4. Nonqualified Flexible Premium Contracts and IRA Rollover Contracts to individuals when required in certain states.

A group Contract is issued to the Group Contract Holder once we receive a completed master application form. A Certificate Holder establishes an account under a group Contract by completing an enrollment form and any other required forms. Certificate Holder enrollment form(s), along with the Purchase Payment, are submitted to the Company by the Distributor. Upon acceptance, a Certificate is issued for each Certificate Holder under the group Contract. In those states where an individual Contract is offered, an individual applies for a Contract by completing an individual Contract application and submitting it with the Purchase Payment to the Distributor. "Contract Purchase" in this Prospectus describes the process of establishing a Certificate Holder's Account.

WITHDRAWAL

You may redeem all or a portion of your Certificate Holder's Account Value during the Accumulation Period by completing the Company's withdrawal request form. Amounts withdrawn may be subject to a deferred sales charge or maintenance fee. (See "Charges and Deductions.") The maximum deferred sales charge that could be assessed on a full or partial withdrawal is 7% of each Net Purchase Payment withdrawn. Amounts withdrawn from the Guaranteed Account may be subject to a Market Value Adjustment. (See the Appendix.) A 10% federal penalty tax may also be imposed on the taxable portion paid to you upon withdrawal and certain amounts may be withheld for tax purposes. (See "Tax Status -- Taxation of Annuities.")

GUARANTEED DEATH BENEFIT

These Contracts contain a guaranteed death benefit feature. Upon the death of the Annuitant, under certain circumstances, the Certificate Holder's Account Value may be adjusted upward. (See "Death Benefit.")

CONTRACT CHARGES

Certain charges are associated with these Contracts; for example, mortality and expense risk charges, administrative expense charges, transfer fees, fund expenses, maintenance fees and premium taxes. See "Charges and Deductions" for a complete explanation of these charges.

SEPARATE ACCOUNT

Variable Annuity Account I (the "Separate Account") is a separate account established by the Company and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Assets of the Separate Account attributable to the Contract are invested in shares of one or more of the Funds. (See "Variable Annuity Account I" and "The Funds" in this Prospectus.)

During each calendar year, you may change the allocation of future Net Purchase Payments and/or transfer account values among the funding options available under the Contract. However, you may not make allocations or transfers to new funding options if the total number of funding options you have selected would exceed 18 since the time that you acquired an interest in the Contract. Each variable funding option and each guaranteed term of the Guaranteed Account selected counts as one option, even if you no longer have amounts allocated to that option. See "Transfers Among Investment Options."

FREE LOOK PROVISION

The Certificate Holder may cancel the Certificate Holder's Account no later than ten days after receiving the Contract or Certificate, whichever is applicable, (or as otherwise allowed by state law) by returning it to us or to the Distributor from whom it was purchased along with a written notice of cancellation. Unless applicable state law requires otherwise, the amount the Certificate Holder of a Nonqualified Flexible Premium Contract will receive upon cancellation under this provision may reflect the investment performance of the Purchase Payments deposited in the Separate Account while invested. In certain cases, this may be less than the amount of the Purchase Payments. For IRA Rollover Contracts, we will refund the Purchase Payment. (See "Contract Rights -- Right to Cancel.")

                                   FEE TABLE
                    (Based on year ended December 31, 1994)

THE PURPOSE OF THE FEE TABLE IS TO ASSIST CONTRACT HOLDERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT WILL BE BORNE, DIRECTLY OR INDIRECTLY, UNDER THE CONTRACT. THE INFORMATION LISTED REFLECTS THE CHARGES DEDUCTED UNDER THE CONTRACT, AS WELL AS THE FEES AND EXPENSES DEDUCTED FROM THE FUNDS. ADDITIONAL INFORMATION REGARDING THE CHARGES AND DEDUCTIONS ASSESSED UNDER THE CONTRACT CAN BE FOUND UNDER "CHARGES AND DEDUCTIONS" IN THIS PROSPECTUS. CHARGES AND EXPENSES SHOWN DO NOT TAKE INTO ACCOUNT PREMIUM TAXES THAT MAY BE APPLICABLE.

TRANSACTION EXPENSES
--------------------

DEFERRED SALES CHARGE (as a percentage of each Net Purchase Payment deposited)/(1)/

     LENGTH OF TIME SINCE NET PURCHASE PAYMENT MADE          DEDUCTION
     ----------------------------------------------          ---------
     Less than 2 years                                          7%
     2 years or more but less than 4 years                      6%
     4 years or more but less than 5 years                      5%
     5 years or more but less than 6 years                      4%
     6 years or more but less than 7 years                      3%
     7 years or more                                            0%
   Annual Maintenance Fee/(2)/                                $30.00
   Transfers/(3)/                                             $ 0.00

SEPARATE ACCOUNT ANNUAL EXPENSES
--------------------------------

Daily deductions are made from the Current Value of an Account or individual Contract held in the variable options. The deduction is the daily equivalent of the annual effective percentage shown in the following chart:

   During the Accumulation Period:
       Mortality and Expense Risk Fees                          1.25%
       Administrative Expense Charge                            0.15%
                                                                -----
       Total Separate Account Annual Expenses                   1.40%
                                                                =====
   During the Annuity Period:
       Mortality and Expense Risk Fees                          1.25%
       Administrative Expense Charge/(4)/                       0.00%
                                                                -----
       Total Separate Account Annual Expenses                   1.25%
                                                                =====

/(1)/ Referred to in the Contracts as a "surrender fee." See "Deferred Sales
      Charge" for a description of the deferred sales charge and instances in which this charge may be waived.
/(2)/ The maintenance fee is waived when the Current Value of the Account or individual Contract is $50,000 or more on the date the maintenance fee is due. See "Maintenance Fee" in this prospectus.
/(3)/ The Company currently allows an unlimited number of transfers without charge. However, we reserve the right to impose a fee of $10 for each transfer in excess of 12 per year. See "Transfers Among Investment Options" in this Prospectus.
/(4)/ The Company does not currently impose an Administrative Expense Charge during the Annuity Period. We do, however, reserve the right to deduct a daily charge of not more than 0.25% per year from amounts held under the variable Annuity options.

MUTUAL FUND ANNUAL EXPENSES
---------------------------
(As a percentage of average net assets, except where otherwise noted, based on figures for the year ended December 31, 1994.)

                                             INVESTMENT         OTHER        TOTAL FUND
                                         ADVISORY FEES/(1)/ EXPENSES/(2)/  ANNUAL EXPENSES
                                           (AFTER EXPENSE   (AFTER EXPENSE (AFTER EXPENSE
                                           REIMBURSEMENT)   REIMBURSEMENT) REIMBURSEMENT)
                                         ------------------ -------------- ---------------
Aetna Variable Fund                            0.25%            0.05%           0.30%
Aetna Income Shares                            0.25%            0.08%           0.33%
Aetna Variable Encore Fund                     0.25%            0.07%           0.32%
Aetna Investment Advisers Fund, Inc.           0.25%            0.07%           0.32%
Aetna Ascent Variable Portfolio/(3)/           0.50%            0.20%           0.70%
Aetna Crossroads Variable Portfolio/(3)/       0.50%            0.20%           0.70%
Aetna Legacy Variable Portfolio/(3)/           0.50%            0.20%           0.70%
Alger American Balanced Portfolio              0.75%            0.33%           1.08%
Alger American Income and Growth Portfolio     0.63%            0.12%           0.75%
Alger American MidCap Growth Portfolio         0.80%            0.17%           0.97%
Alger American Leveraged AllCap
  Portfolio/(3)(4)/                            0.85%            0.94%           1.79%
Alger American Small Cap Portfolio             0.85%            0.11%           0.96%
Alger American Growth Portfolio                0.75%            0.11%           0.86%
Fidelity High Income Portfolio                 0.61%            0.10%           0.71%
Fidelity Equity-Income Portfolio/(5)/          0.52%            0.06%           0.58%
Fidelity Growth Portfolio/(5)/                 0.62%            0.07%           0.69%
Fidelity Overseas Portfolio                    0.77%            0.15%           0.92%
Fidelity Investment Grade Bond Portfolio       0.46%            0.21%           0.67%
Fidelity Asset Manager Portfolio/(5)/          0.72%            0.08%           0.80%
Fidelity Index 500 Portfolio/(6)/              0.00%            0.28%           0.28%
Fidelity Contrafund Portfolio/(3)/             0.62%            0.27%           0.89%
IMS Equity Growth and Income Fund/(7)/         0.00%            0.85%           0.85%
IMS Utility Fund/(7)/                          0.00%            0.85%           0.85%
IMS U.S. Government Bond Fund/(7)/             0.00%            0.80%           0.80%
IMS Corporate Bond Fund/(7)/                   0.00%            0.80%           0.80%
Janus Aspen Aggressive Growth Portfolio/(8)/   0.77%            0.28%           1.05%
Janus Aspen Balanced Portfolio/(8)/            0.83%            0.74%           1.57%
Janus Aspen Flexible Income Portfolio/(8)/     0.30%            0.70%           1.00%
Janus Aspen Growth Portfolio/(8)/              0.66%            0.22%           0.88%
Janus Aspen Short-Term Bond Portfolio/(8)/     0.00%            0.65%           0.65%
Janus Aspen Worldwide Growth Portfolio/(8)/    0.69%            0.49%           1.18%
Lexington Emerging Markets Fund/(9)/           0.85%            0.45%           1.30%
Lexington Natural Resources Trust              1.00%            0.55%           1.55%
TCI Growth/(10)/                               1.00%            0.00%           1.00%
TCI Balanced Portfolio/(10)/                   1.00%            0.00%           1.00%
TCI International Portfolio/(10)/              1.50%            0.00%           1.50%

--------
/(1)/ Certain of the unaffiliated Fund managers or their affiliates reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options. These reimbursements are generally based on a percentage of assets under management and may be paid out of the managers' advisory fees. These amounts are not charged to the Funds or Contract Holders, but are paid from other assets of the Fund Managers or their affiliates.

 /(2)/ A mutual fund's "Other Expenses" are operating costs of the Fund. The expenses are factored into the Fund's net asset value and are not deducted from the Contract Value.
 /(3)/ These funds have only limited operating history and therefore the expenses are estimated for the current fiscal year.
 /(4)/ This figure does not include 0.75% that is attributable to Interest
       Expense.
 /(5)/ A portion of the brokerage commission the Fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been 0.60% for the Equity-Income Portfolio, 0.70% for the Growth Portfolio and 0.81% for the Asset Manager Portfolio.
 /(6)/ The Fund's expenses were voluntarily reduced by the Fund's investment adviser. Absent reimbursement, investment advisory fees, other expenses and total expenses would have been 0.28%, 0.53% and 0.81%, respectively.
 /(7)/ The Fund's Adviser has agreed to waive all or a portion of its advisory fee and reimburse certain expenses so that the total annual expenses for the IMS Equity Growth and Income Fund and the IMS Utility Fund would not exceed 0.85% of average net assets, and the total annual expenses for the IMS U.S. Government Bond Fund and the IMS Corporate Bond Fund would not exceed 0.80% of average net assets. Without this waiver and reimbursement, the maximum advisory fees and the maximum total annual expenses for the Funds, respectively, would have been 0.75% and 25.96% for the IMS Equity Growth and Income Fund, 0.75% and 55.43% for the IMS Utility Fund, 0.60% and 33.35% for the IMS U.S. Government Bond Fund, and 0.60% and 10.42% for the IMS Corporate Bond Fund. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time at its sole discretion.
 /(8)/ The expense figures shown are net of certain expense waivers from Janus
       Capital Corporation. Without such waivers, the Investment Advisory Fees, Other Expenses and Total Fund Annual Expenses for the Portfolios for the fiscal year ended December 31, 1994 would have been: 1.00%, 0.28% and 1.28%, respectively, for Janus Aspen Aggressive Growth Portfolio; 1.00%, 0.74% and 1.74%, respectively, for Janus Aspen Balanced Portfolio; 0.65%, 0.70% and 1.35%, respectively, for Janus Aspen Flexible Income Portfolio; 1.00%, 0.22% and 1.22%, respectively, for Janus Aspen Growth Portfolio; 0.65%, 0.75% and 1.40%, respectively, for Janus Aspen Short-Term Bond Portfolio; and 1.00%, 0.49% and 1.49%, respectively, for Janus Aspen Worldwide Growth Portfolio.
 /(9)/ The Fund's investment adviser has agreed to reimburse the Fund so that the total expenses of the Fund (excluding taxes, brokerage, and extraordinary expenses) will not exceed an annual rate of 1.30% of the Fund's average net assets. Without this agreement, it is estimated that the Fund's Investment Advisory Fee, Total Other Expenses and Total Fund Annual Expenses would have been 0.85%, 5.43% and 6.28%, respectively.
/(10)/ The Portfolios'/investment)adviser pays all expenses of the Portfolios except brokerage commissions, taxes, interest fees and expenses of the non-interested directors (including counsel fees) and extraordinary expenses.

HYPOTHETICAL ILLUSTRATION (EXAMPLE)
-----------------------------------

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

Assuming a 5% annual return on assets, you would have paid the following expenses on a $1,000 investment:/(1)/

                                              For a complete                If no withdrawal is
                                              withdrawal at the end         made, or if the
                                              of the applicable             Certificate Holder
                                              time period:                  annuitizes*:
                                              1 year        3 years         1 year        3 years
                                              ------        -------         ------        -------
Aetna Variable Fund                           $81           $110            $18            $56
Aetna Income Shares                           $81           $111            $18            $57
Aetna Variable Encore Fund                    $81           $110            $18            $57
Aetna Investment Advisers Fund, Inc.          $81           $110            $18            $57
Aetna Ascent Variable Portfolio               $85           $122            $22            $69
Aetna Crossroads Variable Portfolio           $85           $122            $22            $69
Aetna Legacy Variable Portfolio               $85           $122            $22            $69
Alger American Balanced Portfolio             $89           $133            $26            $80
Alger American Income and Growth Portfolio    $86           $124            $23            $70
Alger American MidCap Growth Portfolio        $88           $130            $25            $77
Alger American Leveraged AllCap Portfolio     $96           $155            $33           $101
Alger American Small Cap Portfolio            $88           $130            $25            $76
Alger American Growth Portfolio               $87           $127            $24            $73
Fidelity Equity-Income Portfolio              $84           $118            $21            $65
Fidelity Growth Portfolio                     $85           $122            $22            $68
Fidelity Overseas Portfolio                   $87           $129            $24            $75
Fidelity Asset Manager Portfolio              $86           $125            $23            $72
Fidelity High Income Portfolio                $85           $122            $22            $69
Fidelity Investment Grade Bond Portfolio      $85           $121            $22            $68
Fidelity Index 500 Portfolio                  $81           $109            $18            $56
Fidelity Contrafund Portfolio                 $87           $128            $24            $74
IMS Equity Growth and Income Fund             $87           $127            $24            $73
IMS Utility Fund                              $87           $127            $24            $73
IMS U.S. Government Bond Fund                 $86           $125            $23            $72
IMS Corporate Bond Fund                       $86           $125            $23            $72
Janus Aspen Aggressive Growth Portfolio       $89           $133            $26            $79
Janus Aspen Balanced Portfolio                $94           $148            $31            $95
Janus Aspen Flexible Income Portfolio         $88           $131            $25            $78
Janus Aspen Growth Portfolio                  $87           $127            $24            $74
Janus Aspen Short-Term Bond Portfolio         $85           $120            $22            $67
Janus Aspen Worldwide Growth Portfolio        $90           $137            $27            $83
Lexington Emerging Markets Fund               $91           $140            $28            $87
Lexington Natural Resources Trust             $94           $148            $31            $94
TCI Growth                                    $88           $131            $25            $78
TCI Balanced                                  $88           $131            $25            $78
TCI International                             $93           $146            $30            $92

/(1)/ The illustration reflects the $30.00 maintenance fee as an annual charge of 0.090% of assets.
* If a nonlifetime variable annuity option is selected, and a lump sum settlement is requested within three years after annuity payments start, the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply.

                                PERFORMANCE DATA

From time to time, the Company may advertise different types of historical performance for the variable funding options of the Separate Account available under the Contracts described in this Prospectus. The Company may advertise the "standardized average annual total returns" of the variable funding options, calculated in a manner prescribed by the SEC, as well as the "non-standardized return," as described below.

"Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the variable funding options under the Contract and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since inception if less than 10 years). Standardized return will be determined by dividing the increase or decrease in the value of an Accumulation Unit by the Accumulation Unit Value at the beginning of the period. Standardized returns will reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, the annual maintenance fee, the administrative expense charge and any applicable deferred sales charge). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee will be converted to a percentage of assets based on the estimated average account size under the Contract.

"Non-standardized return" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include a three-year period.

For Funds that were in existence prior to the date that the Fund became available under the Contract, the performance data will show the investment performance that such Fund would have achieved (reduced by the applicable charges) had it been available under the Contract for the period quoted.

The Company may distribute sales literature that compares the percentage change in Accumulation Unit values for any of the Funds to established market indexes such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Averages or to the change in values of other management investment companies that have investment objectives similar to the Fund being compared.

The Company may publish in advertisements and reports to Certificate Holders the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect the Company's financial strength and/or claims-paying ability. We may also quote ranking services, such as Morningstar's Variable Annuity/Life Performance Report, and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. From time to time, we will quote articles from newspapers and magazines or other publications or reports including, but not limited to, The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

                                  THE COMPANY

Aetna Insurance Company of America, the depositor for Variable Annuity Account I, is a stock life insurance company organized in 1990 under the insurance laws of the State of Connecticut and is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company ("ALIAC"). ALIAC is a wholly owned subsidiary of Aetna Life and Casualty Company and was organized in 1976 under the insurance laws of the State of Connecticut. Between 1990 and December 31, 1994, all of the Company's income and expense was related to investment activity on its own behalf. Together, the Aetna companies constitute one of the nation's largest diversified financial services organizations. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

                           VARIABLE ANNUITY ACCOUNT I

Variable Annuity Account I is a separate account established by the Company in 1994 under the insurance laws of the State of Connecticut. The Separate Account was formed for the purpose of segregating assets attributable to the variable portions of variable annuity contracts, including the Contracts, from our other assets. The Separate Account is registered as a unit investment trust under the 1940 Act, and meets the definition of "separate account" under the federal securities laws.

Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities arising out of any other business which the Company may conduct. Income, gains or losses of the Separate Account, realized or unrealized, are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations of the Company arising under the Contracts are general corporate obligations of the Company.

                                   THE FUNDS

Assets of the Separate Account attributable to the Contracts may be invested in shares of one or more of the following management investment companies you select. Except as noted below, all of the Funds are diversified as defined in the Investment Company Act of 1940. The availability of the Funds listed below is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts.

  . AETNA VARIABLE FUND seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks.

  . AETNA INCOME SHARES seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

  . AETNA VARIABLE ENCORE FUND seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

  . AETNA INVESTMENT ADVISERS FUND, INC. seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.

  . AETNA GENERATION PORTFOLIOS, INC. -- AETNA ASCENT VARIABLE PORTFOLIO seeks to provide capital appreciation by allocating its investments among equities and fixed income securities. Aetna Ascent is managed for investors who generally have an investment horizon exceeding 15 years, and who have a high level of risk tolerance. See the Fund's prospectus for a discussion of the risks involved.

  . AETNA GENERATION PORTFOLIOS, INC. -- AETNA CROSSROADS VARIABLE PORTFOLIO seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized) by allocating its investments among equities and fixed income securities. Aetna Crossroads is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

  . AETNA GENERATION PORTFOLIOS, INC. -- AETNA LEGACY VARIABLE PORTFOLIO seeks to provide total return consistent with preservation of capital by allocating its investments among equities and fixed income securities. Aetna Legacy is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.

  . ALGER AMERICAN BALANCED PORTFOLIO seeks current income and long-term capital appreciation by investing in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation.

  . ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks a high level of dividend income to the extent consistent with prudent investment management by investing primarily in dividend paying equity securities. Capital appreciation is a secondary objective of the Portfolio.

  . ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective.

  . ALGER AMERICAN MIDCAP GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

  . ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio. The Portfolio may engage in leveraging (up to 33 1/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to fluctuate.

  . ALGER AMERICAN SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion. Small capitalization stocks offer great potential for growth but there are additional market and business risks associated with them. (See the Portfolio's prospectus for a discussion of these risks.)

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND -- EQUITY-INCOME
    PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND -- GROWTH
    PORTFOLIO seeks to achieve capital appreciation by investing primarily in common stock, although the Fund is not limited to any one type of security.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND -- HIGH INCOME
    PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rate corporate debt obligations).

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND -- OVERSEAS
    PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities (at least 65% from at least three countries outside of North America). International investments such as these involve greater risks than U.S. investments.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II -- ASSET
    MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II -- CONTRAFUND
    PORTFOLIO seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are under valued or out-of-favor.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II -- INDEX 500
    PORTFOLIO seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's 500 Composite Stock Price Index.

  . FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II -- INVESTMENT
    GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

  . INSURANCE MANAGEMENT SERIES -- EQUITY GROWTH AND INCOME FUND seeks to achieve long-term growth of capital and to provide income. The IMS Equity Growth and Income Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the Adviser, Federated Advisers, meet certain criteria.

  . INSURANCE MANAGEMENT SERIES -- UTILITY FUND seeks to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. Under normal market conditions, the IMS Utility Fund will invest at least 65% of its total assets in securities of utility companies.

  . INSURANCE MANAGEMENT SERIES -- U.S. GOVERNMENT BOND FUND seeks to provide current income. The IMS U.S. Government Bond Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

  . INSURANCE MANAGEMENT SERIES -- CORPORATE BOND FUND seeks high current income by investing primarily in a diversified portfolio of professionally managed fixed income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "High Yield, High Risk Bonds" and involve significant degree of risk (see the funds' prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations). Some of the fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

  . JANUS ASPEN SERIES -- AGGRESSIVE GROWTH PORTFOLIO is a non-diversified portfolio that seeks long-term growth of capital by emphasizing investments in common stock of companies with a market capitalization between $1 billion and $5 billion.

  . JANUS ASPEN SERIES -- BALANCED PORTFOLIO seeks both long-term growth of capital and current income. The Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. Investments in income-producing securities are intended to result in a portfolio that provides a more consistent total return than may be attainable through investing solely in growth stocks. The Portfolio is not designed for investors who desire a consistent level of income.

  . JANUS ASPEN SERIES -- FLEXIBLE INCOME PORTFOLIO seeks to maximize total return, consistent with preservation of capital, from a combination of current income and capital appreciation.

   Flexible Income Portfolio invests in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade ("high yield/high risk securities"), also commonly known as junk bonds. These securities involve certain risks, and investors should read carefully the risk disclosure in the portfolio's prospectus.

  . JANUS ASPEN SERIES -- GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. The Portfolio generally emphasizes issuers with large market capitalizations.

  . JANUS ASPEN SERIES -- SHORT-TERM BOND PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital by investing primarily in short- and intermediate-term fixed income securities. The Portfolio will normally maintain a dollar-weighted average portfolio maturity of less than three years, but not to exceed five years depending upon its portfolio manager's opinion of prevailing market, financial and economic conditions.

  . JANUS ASPEN SERIES -- WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of companies of foreign and domestic issuers of any size. The portfolio normally invests in issuers from at least five different countries including the United States. International investments involve risks not present in U.S. Securities.

  . LEXINGTON EMERGING MARKETS FUND seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

  . LEXINGTON NATURAL RESOURCES TRUST is a non-diversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or that supply goods and services to such companies. The Fund may invest up to 25% of its total assets in foreign securities. Foreign investing involves risks that differ from those involved in domestic investing. See the Fund's prospectus for a discussion of these risks.

  . TCI PORTFOLIOS, INC. -- TCI GROWTH seeks capital growth by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of TCI Growth's management, have better than average potential for appreciation. TCI Growth tries to stay fully invested in such securities, regardless of the movement of prices generally. The Portfolio may invest in foreign securities. Foreign investing involves risks that differ from those involved in domestic investing. See the Portfolio's prospectus for a discussion of these risks.

  . TCI PORTFOLIOS, INC. -- TCI BALANCED seeks capital growth and current income. It seeks capital growth by investing in 60% common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of TCI Balanced's management, have better-than-average potential for appreciation. Management intends to maintain approximately 40% of the Portfolio's assets in fixed income securities.

  . TCI PORTFOLIOS, INC. -- TCI INTERNATIONAL seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in countries with developed economies.

There is no assurance that the Funds will achieve their investment objectives. Certificate Holders and Contract Holders bear the full investment risk of investments in the Funds selected.

Some of the above funds may use instruments known as derivatives as part of their investment strategies as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds.

More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and must accompany this Prospectus. Contract Holders and Certificate Holders should read the accompanying prospectuses carefully before investing. Additional prospectuses and the Statements of Additional Information for this Prospectus and each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed on the cover of this Prospectus.

FUND INVESTMENT ADVISERS

The following identifies the investment adviser and the subadviser, if any, for each Fund.

          FUND                                      INVESTMENT ADVISER
          ----                                      ------------------
Aetna Variable Fund                       Aetna Life Insurance and
                                          Annuity Company (ALIAC)
Aetna Income Shares                       ALIAC
Aetna Variable Encore Fund                ALIAC
Aetna Investment Advisers Fund, Inc.      ALIAC
Aetna Ascent Variable Portfolio           ALIAC
Aetna Crossroads Variable Portfolio       ALIAC
Aetna Legacy Variable Portfolio           ALIAC

Alger Balanced Portfolio                  Fred Alger Management, Inc.
Alger Income and Growth Portfolio         Fred Alger Management, Inc.
Alger MidCap Growth Portfolio             Fred Alger Management, Inc.
Alger Leveraged AllCap Portfolio          Fred Alger Management, Inc.
Alger Small Cap Portfolio                 Fred Alger Management, Inc.
Alger Growth Portfolio                    Fred Alger Management, Inc.

Fidelity High Income Portfolio            Fidelity Management & Research Company
Fidelity Equity-Income Portfolio          Fidelity Management & Research Company
Fidelity Growth Portfolio                 Fidelity Management & Research Company
Fidelity Overseas Portfolio               Fidelity Management & Research Company
Fidelity Investment Grade Bond Portfolio  Fidelity Management & Research Company
Fidelity Asset Manager Portfolio          Fidelity Management & Research Company
Fidelity Index 500 Portfolio              Fidelity Management & Research Company
Fidelity Contrafund Portfolio             Fidelity Management & Research Company

IMS Equity Growth and Income Fund         Federated Advisers
IMS Utility Fund                          Federated Advisers
IMS U.S. Government Bond Fund             Federated Advisers
IMS Corporate Bond Fund                   Federated Advisers

Janus Aggressive Growth Portfolio         Janus Capital Corporation
Janus Balanced Portfolio                  Janus Capital Corporation
Janus Flexible Income Portfolio           Janus Capital Corporation
Janus Growth Portfolio                    Janus Capital Corporation
Janus Short-Term Bond Portfolio           Janus Capital Corporation
Janus Worldwide Growth Portfolio          Janus Capital Corporation

Lexington Emerging Markets Fund           Lexington Management Corporation
Lexington Natural Resources Trust         Lexington Management Corporation*

TCI Growth                                Investors Research Corporation
TCI Balanced                              Investors Research Corporation
TCI International                         Investors Research Corporation

* Market Systems Research Advisors, Inc. serves as the sub-adviser for the Lexington Natural Resources Trust.

MIXED AND SHARED FUNDING

Shares of the Funds are sold to us for funding variable annuities. The Funds may be sold to other companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance policies through variable life separate accounts sponsored by us or by third parties. This is referred to as "mixed funding."

It is conceivable that, in the future, it may be disadvantageous for variable annuity separate accounts and variable life separate accounts of the same or of an unaffiliated insurance company to invest in these Funds simultaneously, since the interests of the contract holders or policy owners or insurance companies may differ. Each Fund's Board of Trustees or Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

FUND ADDITIONS AND LIMITATIONS

We may, from time to time, add additional mutual funds as eligible variable funding options under the Contracts. No more than 18 different investment choices may be made over the life of the Certificate. See "Transfers Among Investment Options."

The Company's current policy is to allow only the Aetna Variable Fund, Aetna Income Shares and Aetna Investment Advisers Fund, Inc. to be used as variable investment options during the Annuity Period. See "Annuity Period Elections."

                               CONTRACT PURCHASE

PURCHASE

The Contract application must be completed by the prospective Group Contract Holder and sent, together with the Purchase Payment, if any, to the Distributor or directly to the Company at its Home Office. A Certificate Holder establishes an Account under a group contract by completing an enrollment form and any other required forms. The Distributor will deliver any application or enrollment form to the Company for review, acceptance or rejection.

Contracts may be purchased by spouses as Joint Certificate Holders. Tax law prohibits the purchase of Individual Retirement Annuities by Joint Certificate Holders. (See "Contract Rights.")

The Company must accept or reject an application or enrollment form within two business days of its receipt. If the application or enrollment form is incomplete, the Company may hold it and any accompanying Purchase Payment for five days. Purchase Payments may be held for longer periods only with the consent of the Certificate Holder, pending acceptance of the application or enrollment form. If the application or enrollment form is accepted, a Contract will be issued to the Certificate Holder or the Purchase Payment will be accepted. Any Purchase Payment accompanying the application or enrollment form, or received prior to acceptance of the application or enrollment form, will be invested as of the date of acceptance. If the application or enrollment form is rejected, the application or enrollment form and any Purchase Payments will be returned to the Certificate Holder.

You may cancel the Contract within 10 days of receiving it. See "Contract Rights -- Right to Cancel" for more information.

PURCHASE PAYMENTS

Each Purchase Payment accepted by us that is to be invested in the variable funding options will be deposited in the Separate Account as set forth under "Certificate Holder's Account Values."

You may elect to have each Net Purchase Payment accumulate (a) on a variable basis invested in shares of one or more of the Funds; (b) under the credited interest option; or (c) in a combination of any of the available investment options. Net Purchase Payments must be allocated in terms of whole percentages, and may not be invested in more than 18 investment options over the life of the Certificate. See "Transfers Among Investment Options." For subsequent Purchase Payments, if no allocation instructions are received with the Purchase Payment, the allocation will be the same as that indicated on the original enrollment form or application. If the same term is not available under the credited interest option, the next shortest will be used. If no shorter term is available, the next longer Guaranteed Term will be used.

For the Nonqualified Flexible Premium Contract the minimum initial Purchase Payment is $5,000. Additional Purchase Payments to a Nonqualified Flexible Premium Contract must be at least $2,500. Subsequent payments may be sent through the Group Contract Holder, the Distributor or may be sent to the Marathon Service Unit at the Company's Home Office. Subsequent payments will be credited as of the end of the Valuation Period during which it is received at the Company's Home Office. The minimum initial Purchase Payment for the Individual Retirement Annuity Rollover Contract (IRA) is $10,000. Subsequent Purchase Payments will be accepted if they are rollovers of amounts previously accumulated under an Individual Retirement Annuity or Account or a plan qualified under Code Section 401 or 403. A Purchase Payment of more than $500,000 is allowed only with our consent. The maximum issue age for the Annuitant is 90.

Additional Purchase Payments are subject to the terms and conditions published by us at the time of the subsequent payment. We reserve the right to limit the total dollar amount accepted from a Certificate Holder. We also reserve the right to reject any Purchase Payment to a prospective or existing Certificate Holder's Account without advance notice.

Each Nonqualified Flexible Premium Contract must be aggregated with other annuity contracts and/or accounts under a Contract purchased by you from us (and our affiliates) in any calendar year on or after October 21, 1988 for purposes of determining the taxable portion of payments. (See "Tax Status --
 Tax Status of Distributions.")

DESIGNATIONS OF BENEFICIARY AND ANNUITANT

For both Nonqualified Flexible Premium Contracts and IRA Rollover Contracts, you designate the Beneficiary on the enrollment form or application for an individual Contract.

The Beneficiary may be entitled to exercise certain rights and receive certain payments under the Contract in the event of the Certificate Holder's death. You may change the Beneficiary at any time by submitting a written notice to the Company's Home Office. The change will not be effective until accepted by the Company. For an IRA Rollover Contract, you must be the Annuitant. For Nonqualified Flexible Premium Contracts, you may (but need not) select a different person as the Annuitant. See "Contract Rights -- Rights Under the Contract and Account" if you are not the Annuitant.

DISTRIBUTION

Aetna Life Insurance and Annuity Company ("ALIAC") will serve as Underwriter for the securities sold by this Prospectus. ALIAC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD). As Underwriter, ALIAC will contract with one or more registered broker-dealers ("Distributors") to offer and sell the Contracts. ALIAC and one or more of its affiliates may also sell the Contracts directly. All registered representatives of the Distributors must also be licensed as insurance agents to sell Variable Annuity Contracts.

ALIAC may also contract with independent third party broker-dealers who will act as wholesalers by assisting ALIAC in finding broker-dealers interested in acting as Distributors for the Contracts. These wholesalers may also provide training, marketing and other sales related functions for ALIAC and other Distributors and may provide certain administrative services to ALIAC in connection with the Contracts. ALIAC may pay such wholesalers compensation based on Purchase Payments for the Contracts purchased through Distributors selected by the wholesaler.

ALIAC may also designate third parties to provide services in connection with the Contracts such as reviewing applications for completeness and compliance with insurance requirements and providing the Distributors with approved marketing material, prospectuses or other supplies. These parties will also receive payments based on Purchase Payments for their services, to the extent such payments are allowed by applicable securities laws. All costs and expenses related to these services will be paid by ALIAC.

                      CERTIFICATE HOLDER'S ACCOUNT VALUES

ACCUMULATION UNITS

A Purchase Payment that is directed to one or more of the Funds is deposited in the Separate Account and credited to the Certificate Holder's Account in the form of Accumulation Units for each Fund selected. The number of Accumulation Units credited is determined by dividing the applicable portion of the Purchase Payment by that Contract's Accumulation Unit value of the appropriate Fund. The Accumulation Unit value used is that next-computed following the date on which a Purchase Payment is received at the Company's Home Office, unless the application or enrollment form has not been accepted. In that event, Purchase Payments will be credited at the Accumulation Unit Value next determined after acceptance of the application or enrollment form. The value of Accumulation Units attributable to the Funds will be affected by the investment performance, expenses and charges of those Funds. Generally, if the net asset value of the fund increases, so does the Accumulation Unit value; however, performance of the Separate Account is reduced by charges and deductions under the Contract.

Accumulation Units are valued separately for each Fund. Therefore, if you elect to have a Net Purchase Payment invested in a combination of Funds, you will have Accumulation Units credited from more than one Fund. The value of the Certificate Holder's Account as of the most recent Valuation Period, is determined by adding the value of any Accumulation Units attributed to the Fund(s) you have selected to the value of any amounts invested in the Guaranteed Account.

NET INVESTMENT FACTOR

The value of a Fund's Accumulation Unit for any Valuation Period is calculated by multiplying the Fund's Accumulation Unit value for the immediately preceding Valuation Period by the net investment factor of the appropriate investment option for the current period.

The net investment factor is calculated separately for each Fund in which assets of the Separate Account are invested. It is determined by adding
1.0000000 to the net investment rate.

The net investment rate equals (a) the value of Fund shares held by the Separate Account at the end of a Valuation Period, minus (b) the value of Fund shares held by the Separate Account at the beginning of a Valuation Period, plus or minus (c) taxes or provision for taxes, if any, attributable to the operation of the Separate Account, divided by (d) the value of the Accumulation and Annuity Units for the Fund at the beginning of the Valuation Period, minus
(e) a daily charge at the annual effective rate of 1.25% for mortality and expense risks, and a daily administrative expense charge at the annual effective rate of 0.15% during the Accumulation Period and up to 0.25% during the Annuity Period. The net investment rate may be more or less than zero.

                                CONTRACT RIGHTS

RIGHT TO CANCEL

The Group or Individual Contract Holder may cancel the Contract no later than ten days after receiving it (or as otherwise allowed by state law) by returning it to us or to the Distributor from whom it was purchased along with a written notice of cancellation. A Certificate Holder may cancel his or her Certificate Holder's Account under a group Contract no later than ten days after receiving the Certificate (or as otherwise allowed by state law) by returning it to us or to the Distributor from whom it was purchased along with a written notice of cancellation. We will send a refund not later than seven calendar days after we receive the Contract or Certificate and the written notice at our Home Office. Unless the applicable state law requires a refund of the Purchase Payments, for Nonqualified Flexible Premium Contracts, we will refund the Purchase Payments plus any increase or minus any decrease in the value attributable to the Purchase Payments allocated to the variable option(s). For IRA Rollover Contracts, we will refund the Purchase Payment.

RIGHTS UNDER THE CONTRACT AND ACCOUNT

The Group Contract Holder has title to the Contract and only the right to accept or reject any modifications to the Contract. You have all other rights to your Certificate Holder's Account under the Contract. However, under a Nonqualified Flexible Premium Contract, if you and the Annuitant are not the same, and the Annuitant dies first, a different provision applies. In this case, your rights are automatically transferred to the Beneficiary. (See "Death Benefit.")

Two individuals may have an interest in the same Certificate Holder's Account as Joint Certificate Holders. See "Contract Purchase." Joint Certificate Holders have equal rights under the Contract and with respect to their Certificate Holder's Account. On the death of a Joint Certificate Holder prior to the Annuity Date, the surviving Certificate Holder may retain all ownership rights under the Contract or elect to have the proceeds distributed. See "Death Benefits." All rights under the Contract must be exercised by both Joint Certificate Holders with the exception of transfers among investment options; at the Company's discretion, one Joint Certificate Holder can select additional investment options after the Account has been established.

Loans are not allowed under this Contract.

TRANSFERS AMONG INVESTMENT OPTIONS

We currently allow unlimited transfers of accumulated amounts to available investment options during the Accumulation Period without charge; however, we reserve the right to charge $10 for each transfer after the first 12 in any calendar year. During each calendar year, you may change the allocation of future Net Purchase Payments and/or transfer account values among the investment options available under the Contract. However, you may not make allocations or transfers to new investment options if the total number of investment options you have selected from the time you purchased a Contract or Certificate would exceed 18. Each variable funding option selected (as described on pages 13-16 under "The Funds") and each guaranteed term of the Guaranteed Account selected (as described in the Appendix to the Prospectus) counts as one investment option for the purposes of this limit, even if you no longer have amounts allocated to that investment option. Amounts transferred must be at least $500. If the transfer is from the Guaranteed Account before a maturity date, the amount transferred will be subject to a Market Value Adjustment (except, where state regulatory approval has been received, for transfers made from the one-year Guaranteed Term in connection with the Dollar Cost Averaging program). Any transfer to or from the Funds will be based on the Accumulation Unit value next determined after we receive a valid request at our Home Office. During the Annuity Period, transfers are not available.

DOLLAR COST AVERAGING PROGRAM

Dollar Cost Averaging is a system for investing a fixed amount of money at regular intervals over a period of time. It is based on the economic fact that buying a variably priced item with a constant sum of money at fixed intervals affords the buyer the opportunity to automatically buy more of that item when prices are low and less of it when prices are high, thus reducing the average cost per item. Dollar Cost Averaging does not ensure a profit nor guarantee against loss in a declining market. Certificate Holders should consider their financial ability to continue purchases through periods of low price levels.

The Dollar Cost Averaging Program permits Certificate Holders to systematically transfer amounts from any of the variable funding options and the one-year Guaranteed Account Term to any of the variable funding options. Where state regulatory approval has been received, a Market Value Adjustment will not be applied to dollar cost averaging transfers from the one-year Guaranteed Term. Consult your representative to determine whether the waiver is approved in your state. (See the Appendix for a discussion of the restrictions related to Dollar Cost Averaging from the Guaranteed Account.)

You must have an Account Value of at least $5,000 to participate in the Dollar Cost Averaging Program. The minimum amount that may be transferred into a particular variable funding option is $50. DCA can be elected at any time during the Accumulation Period by completing the DCA section of the application or by completing a DCA Election Form available from the Company at its Home Office. All DCA transfers will be made on the 15th of each month (or the next Valuation Period, if applicable). Any transfer made under the DCA program will not be counted for purposes of any transfer limitations imposed under the Contract. A Certificate Holder may terminate the DCA program at any time. The Company reserves the right to modify or terminate the DCA program at any time.

Dollar Cost Averaging is not available to individuals who have elected the Systematic Withdrawal Option or the Account Rebalancing Program (described below).

ACCOUNT REBALANCING PROGRAM

The Account Rebalancing Program allows Certificate Holders to have portions of their Account Value automatically reallocated on the Anniversary of the Effective Date to a specified percentage. Only Account Values accumulating in the variable funding options can be rebalanced. Certificate Holders may participate in this program by completing the Account Rebalancing Section of the Contract Application, or by requesting the service in writing from the Company's Home Office. Reallocations under the Account Rebalancing Program will not be counted for purposes of any transfer limitations imposed under the Contract.

Account Rebalancing is not available to Certificate Holders who have elected the Dollar Cost Averaging Program.

Account Rebalancing does not ensure a profit nor guarantee against loss in a declining market.

WITHDRAWALS

You may withdraw all or a portion of the Certificate Holder's Account Value during the Accumulation Period by properly completing a disbursement form provided by us and sending it to our Home Office. Withdrawal request forms are available from us and from the Distributors. The following types of withdrawal may be requested:

  . Full Withdrawal: The Adjusted Account Value minus any applicable deferred sales charge and maintenance fee due.

  . Partial Withdrawal (Percentage): The percentage of the Adjusted Account
    Value requested minus any applicable deferred sales charge.

  . Partial Withdrawal (Specific Dollar Amount): The dollar amount requested.
    The amount actually withdrawn from the Certificate Holder's Account may be greater or less than the dollar amount requested to allow for payment of any applicable deferred sales charge and any applicable Market Value Adjustment.

We will pay all amounts based on the Certificate Holder's Account Value next computed after the request is received in the Home Office or a later date, if specified. For any partial withdrawal, amounts are withdrawn on a pro rata basis from all variable funding options. (For treatment of amounts withdrawn from the Guaranteed Account, see the Appendix.)

Taxes or tax penalties may be due on the amount withdrawn. (See "Tax Status --
 Taxation of Annuities.")

We reserve the right to close out, upon 90 days written notice, any Certificate Holder's Account with a value of $2,500 or less immediately following a partial withdrawal. A deferred sales charge will not be deducted in this event. The Company does not intend to exercise this right in cases where the Certificate Holder's Account Value is reduced to $2,500 or less solely due to investment performance.

Payments for withdrawal requests will be made in accordance with SEC requirements, but normally not later than seven calendar days after we receive a properly completed withdrawal form in our Home Office or within seven calendar days of the date the withdrawal form may specify. Payments may be delayed for: (a) any period in which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or in which trading on the Exchange is restricted; (b) any period in which an emergency exists where disposal of securities held by the Funds is not reasonably practicable or it is not reasonably practicable for the value of the assets of the Funds to be fairly determined; or (c) such other periods as the SEC may by order permit for the protection of Certificate Holders. The conditions under which restricted trading or an emergency exists will be determined by the rules and regulations of the SEC.

The tax treatment of withdrawals from each Nonqualified Flexible Premium Contract may be affected if you own other annuity contracts or accounts issued by us (or our affiliates) that were purchased on or after October 21, 1988. (See "Tax Status -- Tax Status of Distributions.")

REINSTATEMENT PRIVILEGE FOLLOWING WITHDRAWAL

You may elect to reinstate all or a portion of the proceeds received from the full withdrawal of the Certificate Holder's Account within 30 days after the withdrawal. Accumulation Units will be credited to the Certificate Holder's Account for the amount reinstated, as well as for any maintenance fee charged and any portion of any deferred sales charge imposed at the time of withdrawal. However, any aggregate negative Market Value Adjustment made to the Guaranteed Account will not be credited. Reinstated amounts will be reallocated to the applicable investment options in the same proportion as they were allocated at the time of withdrawal.

The number of Accumulation Units credited will be based upon the Accumulation Unit value(s) next computed following receipt at our Home Office of the reinstatement request along with the amount to be reinstated. Any maintenance fee which falls due after the withdrawal and before the reinstatement will be deducted from the amount reinstated. The reinstatement privilege may be used only once and does not apply to Certificate Holder's Accounts that we close out. If you are contemplating reinstatement, you should seek competent advice regarding the tax consequences associated with this type of a transaction.

                            CHARGES AND DEDUCTIONS

GENERAL

This section describes the maximum charges that we may deduct for maintenance fees, administrative expenses, sales-related expenses and transfer fees. A description of mortality and expense risk charges and Fund expenses is also included.

MAINTENANCE FEE

We will deduct an annual maintenance fee of $30 from the Certificate Holder's Account Value during the Accumulation Period. This fee is to reimburse us for some administrative expenses relating to the establishment and maintenance of the Certificate Holder's Account. We will deduct the fee on the anniversary of the Certificate Holder's Account's Effective Date (or, if this is not a business day that the New York Stock Exchange is open, on the next business day). The fee is also deducted upon withdrawal of the entire Certificate Holder's Account. The fee is deducted proportionately from each investment option selected under the Contract by liquidating a portion of amounts held in those options.

We will not deduct a maintenance fee (either annually or upon withdrawal) if the Certificate Holder's Account Value is $50,000 or more on the day the maintenance fee is due.

MORTALITY AND EXPENSE RISK CHARGES

We make a daily deduction from the Separate Account variable portion of the Certificate Holder's Account Value for mortality and expense risks (insurance charges). The deduction, equal to the annual effective rate of 1.25% per year, is made as part of the calculation of Accumulation Unit and Annuity Unit value(s).

The mortality risk charge is to compensate us for the risks we assume (a) for the guaranteed death benefit and (b) for our promise to make lifetime payments according to Annuity rates specified in the Contract. The expense risk charge is to compensate us for the risk that actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract. We hope to profit from the daily deduction for mortality and expense risks. Any such profit, as well as any other profit realized by us, would be available for any proper corporate purpose, including, but not limited to, payment of sales and distribution expenses.

ADMINISTRATIVE EXPENSE CHARGE

During the Accumulation Period, we deduct a daily charge of 0.15% per year from the Separate Account portion of the Certificate Holder's Account Value. The deduction is made as part of the calculation of Accumulation Unit Values. This charge is to reimburse us for expenses we incur for administering the Contract. We do not intend to profit from this charge. The administrative expense charge is a percentage of the variable portion of the Certificate Holder's Account Value; therefore, there may be no relationship between the amount so deducted and the amount of expenses attributable to the Certificate Holder's Account.

An administrative expense charge may be established upon the start of a variable Annuity Option. This charge will not exceed 0.25% per year, deducted on a daily basis from any variable portion of the Annuity Option. The deduction is made as part of the calculation of Annuity Unit Values. Through April 30, 1996, this charge is guaranteed to be 0%. Once an Annuity Option is elected, and an administrative expense charge has been established, we will not change the charge.

TRANSFER FEES

For each Certificate Holder's Account unlimited transfers are currently allowed without charge during the Accumulation Period. We reserve the right to charge $10 for each transfer in excess of 12 during a calendar year. If we do assess the fee, it will be deducted from the Certificate Holder's Account Value. Transfers are not allowed during the Annuity Period.

DEFERRED SALES CHARGE

You may withdraw the Adjusted Account Value of your Certificate Holder's Account at any time during the Accumulation Period; however, a deferred sales charge (referred to in the Contract as a surrender fee) may be deducted so that we may recover some of our sales expenses.

The charge only applies to the Net Purchase Payment (not to any associated changes in value), and gradually decreases generally by 1% so that seven years after the date the Net Purchase Payment was made, the charge associated with that payment is 0%. To satisfy a partial withdrawal, the deferred sales charge is calculated as if Net Purchase Payments are withdrawn in the same order they were applied to the Certificate Holder's Account (i.e., the oldest Net Purchase Payment will be exhausted, then the next oldest and so on if a partial withdrawal is requested). Partial withdrawals from the Guaranteed Account will be treated as described in the Appendix and in its prospectus. Withdrawals are charged first against Net Purchase Payments, then against any increases in value. The deferred sales charge for each Net Purchase Payment is determined by multiplying the Net Purchase Payment withdrawn by the appropriate percentage, depending on the number of years completed since the Net Purchase Payment was made, as shown in the table below. The total charge will be the sum of the charges applicable for all of the Net Purchase Payments withdrawn.

   LENGTH OF TIME SINCE
   NET PURCHASE PAYMENT MADE              DEDUCTION
   -------------------------              ---------
   Less than 2 years                          7%
   2 years or more but less than 4 years      6%
   4 years or more but less than 5 years      5%
   5 years or more but less than 6 years      4%
   6 years or more but less than 7 years      3%
   7 years or more                            0%

We will not deduct a deferred sales charge from any Net Purchase Payment withdrawn that is:

  (a) Applied to provide Annuity benefits;

  (b) Paid to a Beneficiary due to the Annuitant's death before Annuity payments start, up to a maximum of the Net Purchase Payment(s) in the Certificate Holder's Account on the Annuitant's date of death;

  (c) Withdrawn under the Systematic Withdrawal Option (SWO) or the Estate Conservation Option (ECO);

  (d) Withdrawn after the Annuitant has spent at least 45 consecutive days in a licensed nursing care facility, but within three years of admission to a licensed nursing care facility (in New Hampshire only, the facility does not have to be licensed). This waiver does not apply if you or the Annuitant are in a nursing care facility at the time the Certificate Holder's Account is established or is admitted to a licensed nursing care facility within one year of that time. It will also not apply if prohibited by state law; or

  (e) Paid due to the full withdrawal of the Certificate Holder's Account for which the value is $2,500 or less and no withdrawals have been made in the prior 12 months; or

  (f) Paid, at least 12 months after the date of the first Purchase Payment to the Certificate Holder's Account in an amount of 10% or less of the Certificate Holder's Account Value. This applies to the first partial or full withdrawal made each calendar year. The 10% amount will be calculated using the Certificate Holder's Account Value on the date the request is received in good order at the Home Office. If a withdrawal is made that exceeds 10%, the applicable deferred sales charge on the amount over 10% and any applicable Market Value Adjustment will be deducted from the Certificate Holder's Account Value. This provision may not be exercised if SWO is elected; or

  (g) Paid if we close out the Certificate Holder's Account. (See "Contract Rights -- Withdrawals.")

In the instances cited in the above paragraphs, no deferred sales charge is deducted. However, the amount withdrawn may be subject to the 10% federal penalty tax. (See "Tax Status -- Tax Status of Distributions.") A Market Value Adjustment may also apply to amounts withdrawn from the Guaranteed Account.

Based on our actuarial determination, we do not anticipate that the deferred sales charge will cover all sales and administrative expenses that we will incur in connection with the Contract.

FUND EXPENSES

Each Fund has an investment adviser which charges a management or investment advisory fee for its services. These fees are based on each Fund's average net assets, and are deducted from the assets of each Fund and paid to the investment adviser. The Fee Table sets forth the management fee and other expenses of each Fund for 1994. (See "The Funds -- Fund Investment Advisers" for a list of the Funds' investment advisers.)

Most expenses incurred in the operations of each Fund are borne by that Fund. Fund advisers may reimburse the Funds that they advise for some or all of these expenses. For further details on each Fund's expenses, you should read the accompanying prospectus for each Fund and the Fee Table in this Prospectus.

PREMIUM TAX

Several states and municipalities impose a premium tax on Purchase Payments either when made or when an Annuity option is elected. Currently such taxes range up to 4%. Ordinarily, any state premium tax will be deducted from the Certificate Holder's Account Value when it is applied to an Annuity option. However, we reserve the right to deduct state premium tax at any time from the Purchase Payment(s) or from the Certificate Holder's Account Value at any time, but no earlier than when we have a tax liability under state law.

Any municipal premium tax assessed at a rate in excess of 1% will be deducted from the Purchase Payment(s) or from the amount applied to an Annuity option based on our determination of when such tax is due. We will absorb any municipal premium tax which is assessed at 1% or less. We reserve the right, however, to reflect this added expense in our Annuity purchase rates for residents of such municipalities.

COMMISSIONS AND DISTRIBUTION EXPENSES

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions up to an amount currently equal to 6.5% of Purchase Payments. Pursuant to agreements between the Underwriter (ALIAC) and the broker-dealer, commissions may be paid as a combination of a certain percentage amount at the time of sale and a trail commission of up to 0.40% of assets due to Purchase Payments (which, when combined, could exceed 6.5% of Purchase Payments).

Other than the mortality and expense risk charge and the administrative charge, all expenses incurred in the operations of the Separate Account are borne by the Company.

                         ADDITIONAL WITHDRAWAL OPTIONS

GENERAL

We offer two withdrawal options that are not considered Annuity options: the Estate Conservation Option ("ECO") and the Systematic Withdrawal Option ("SWO"). These options are available if your Account Value is at least $25,000 at the time of election and you are at least age 70 1/2 for ECO or 59 1/2 for SWO. ECO is available only for amounts in an IRA Rollover Contract, and not for amounts under a Nonqualified Flexible Premium Contract. Under SWO, you receive a series of partial withdrawals from your Account based on the payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulating under the Contract. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Code requires each year. Under ECO, the Company calculates the minimum distribution amount required by law and pays you that amount once a year.

Amounts withdrawn for ECO and SWO will be deducted from the Contract in the same manner as for any other withdrawals during the Accumulation Period except that no deferred sales charge will be applied. Additionally, where state regulatory approval has been received, no market value adjustment will be applied to amounts distributed under an ECO or SWO election. (See your representative to determine whether the waiver is approved in your state.) (See "Contract Rights -- Withdrawals During Accumulation Period" and "Charges and Deductions -- Deferred Sales Charge.")

Since ECO and SWO are not Annuity options, the Certificate Holder's Account retains all the rights and obligations available during the Accumulation Period, as described in this Prospectus, and is subject to all Accumulation Period Contract charges. We reserve the right to discontinue the availability of these withdrawal options and to change the terms for future elections.

Once elected, you or your spousal beneficiary may revoke the applicable option(s) at any time, by submitting a written request to our Home Office. Any revocation will apply only to the amounts not yet paid. Once ECO or SWO is revoked, it may not be elected again.

SWO is different from ECO in the following ways: (1) SWO payments are made for a fixed dollar amount, fixed time period or fixed percentage whereas ECO payments vary in dollar amount and can continue indefinitely during your lifetime; (2) generally, SWO payments will be higher than expected ECO payments; and (3) ECO is available only for amounts in an Individual Retirement Annuity Contract, whereas SWO is available under both Individual Retirement Annuity Contracts and Nonqualified Flexible Premium Contracts. You should carefully assess your future income needs when considering the election of these withdrawal options.

You should consult your tax adviser prior to electing one of these options due to the potential for adverse tax consequences. The Company will not be responsible for adverse tax consequences incurred by a Certificate Holder due to their receipt of SWO payments.

For a discussion of the consequences if you or your Beneficiary dies after SWO or ECO has been elected, see "Death Benefit."

ESTATE CONSERVATION OPTION

The first distribution may not be made before the calendar year in which the Certificate Holder attains age 70 1/2. ECO is available only for amounts in an Individual Retirement Annuity Contract.

We will calculate and distribute an annual amount using the recalculation method contained in the Code's minimum distribution regulations. You specify the month you want to receive the distributions and they will be mailed for receipt by the 15th of that month each year. The annual distribution is determined each year by dividing the Certificate Holder's Account Value by a life expectancy factor from tables designated by the Internal Revenue Service ("IRS"). The factor will be based on either your life expectancy or the joint life expectancy of you and your Beneficiary and will be redetermined for each calendar year's distribution. The Certificate Holder's Account Value to be used in this calculation is the Certificate Holder's Value on the December 31st of the year prior to the year in which the ECO payment is being made. This calculation will be changed, if necessary, to conform to changes in the Code or applicable regulations.

SYSTEMATIC WITHDRAWAL OPTION

SWO payments are available on a monthly, quarterly, semiannual or annual basis and are mailed for receipt by the 15th of the month. Under the Specified Percentage method, payments will be made until you reach age 70 1/2, or if elected by your spouse as a Beneficiary, until you would have reached age 70 1/2. You may not make any election that would result in a payment of less than $500.

You may elect one of the following methods of distribution:

  (a) Specified Payment -- payments of a designated dollar amount. The dollar amount chosen cannot be greater than 10% of the Certificate Holder's Account Value. The Company may require a minimum payment amount.

  (b) Specified Period -- payments for a designated time period. Each annual distribution is determined by dividing the Certificate Holder's Account Value by the number of years remaining in the elected period. The Certificate Holder's Account Value used in this calculation is the Certificate Holder's Account Value on the December 31st of the year prior to the year for which the payment is being made. For payments made more often than annually, the annual payment result (calculated above) is divided by the number of payments due each year. The specified period must be at least 10 years but, for IRA Rollover Contracts, not greater than your life expectancy factor.

  (c) Specified Percentage -- payments of a designated percentage. The specified percentage chosen cannot be greater than 10% of the Certificate Holder's Account Value. The percentage elected may be changed every six months. Each annual distribution is determined by multiplying the Certificate Holder's Account Value by the percentage chosen. The value used in this calculation is the value on the December 31st of the year prior to the year for which the payment is being made. For payments made more often than annually, the annual payment result (calculated above) is divided by the number of the payments due each year.

Note: For an IRA Rollover Contract, the annual minimum SWO distribution, or maximum SWO time period, as you direct, will be determined by a life expectancy factor from tables designated by the IRS. Under both the Specified Payment and Specified Period payment methods, a higher amount will be paid in any year, if required under the Code's minimum distribution rules. For the initial distribution year, we will calculate the amount paid based on your single life expectancy determined from Table V of Section 1.72-9 of the Income Tax Regulations. For each year thereafter, we will use the life expectancy for the previous year reduced by one.

                                 ANNUITY PERIOD

ANNUITY PERIOD ELECTIONS

You must notify us in writing of the Annuity Date and Annuity option elected. The Certificate Holder's Account will continue in the Accumulation Period until the Annuity Date. Once Annuity Payments start, the Annuity Date and Annuity Option cannot be changed. Payments may not begin earlier than one year after purchase, or later than the later of: (a) the first day of the month following the Annuitant's 85th birthday, or (b) the tenth anniversary of the last Purchase Payment. As required by the Code, distributions from an IRA Rollover Contract must begin no later than April 1 of the calendar year after the calendar year in which you attain age 70 1/2. (This distribution requirement can be satisfied with annuity payments or ECO.)

At least 30 days before the Annuity Date, you must notify us in writing to elect or change (a) the date on which Annuity payments are to begin, (b) the Annuity option, (c) whether the payments are to be made monthly, quarterly, semiannually or annually, and (d) the investment option(s) to be used to provide Annuity payments (i.e., a fixed annuity using the general account, Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., or any combination thereof). No other Funds may currently be used as investment options during the Annuity Period. Once Annuity Payments begin, the Annuity Option may not be changed, nor may transfers be made among funding options.

Annuity payments are based on the Annuitant's adjusted age (and joint Annuitant's if elected), the payment rate for the Selected Annuity option, and the amount applied to the Annuity Option. The Annuitant's adjusted age is his or her age as of the birthday closest to the date of the first Annuity payment, reduced by one year for Annuity start dates occurring during the period from July 1, 1993 through December 31, 1999. The Annuitant's age (and joint Annuitant's, if applicable) will be reduced by two years for Annuity start dates occurring during the period from January 1, 2000 through December 31, 2009. The Annuitant's adjusted age (and joint Annuitant's, if applicable) will be reduced by one additional year for Annuity start dates in each succeeding decade.

If Annuity payments are elected on a variable basis, the first and subsequent Annuity payments will also depend on the assumed net investment rate (3 1/2% annually, unless a 5% annual rate is elected). Use of the 3 1/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate. A 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate exceeds 5% annually. Annuity payments would decline if the rate were below 5%. The first Annuity payment determines the number of Annuity Units into which Accumulation Units are converted on the Annuity Date. Annuity Unit Values are calculated like Accumulation Unit Values except that they also take into account a factor reflecting the assumed net investment rate. The dollar value of Annuity Unit Values and Annuity Payments may go up or down due to investment performance.

No election may be made that would result in a first Annuity payment of less than $50 or total yearly Annuity payments of less than $250 (less if required by state law). If the Certificate Holder's Account Value on the Annuity start date is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected. We reserve the right to increase the minimum first Annuity payment amount and the minimum annual Annuity payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U), since July 1, 1993.

For IRA Rollover Contracts, in determining the amount of Annuity payments, we must satisfy the minimum distribution incidental death benefit rule described in IRS regulations. This rule assures that any death benefits payable are incidental to the primary purpose of the Contract, which is to provide you with retirement benefits. The amount to be distributed under this rule is determined based on your age and tables contained in the IRS regulations.

When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

ANNUITY OPTIONS

LIFETIME:

  (a) Life Annuity -- an Annuity with payments guaranteed to the date of the Annuitant's death. This option may be elected with payments guaranteed for a minimum of 5, 10, 15 or 20 years.

      Because it provides a specified minimum number of Annuity payments, the election of a guaranteed payment period results in somewhat lower payment than if a Life Annuity with no specified number of guaranteed payments had been elected.

  (b) Life Income Based Upon the Lives of Two Payees -- An Annuity will be paid during the lives of the Annuitant and a second Annuitant. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of:

      (i)   100% of the payment to continue after the first death;

      (ii)  66 2/3% of the payment to continue after the first death;

      (iii) 50% of the payment to continue after the first death;

      (iv) Payments for a minimum of 120 months, with 100% of the payment to continue after the first death; or

      (v) 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

      Because (iv) provides a specified minimum number of Annuity payments, the election of the guaranteed payment period results in somewhat lower payments.

Payments under any lifetime Annuity option will be determined without regard to the sex of the Annuitant(s). Such Annuity payments will be based solely on the age of the Annuitant(s).

If a lifetime option is elected without a guaranteed minimum payment period, it is possible that only one Annuity payment will be made if the Annuitant under
(a), or the surviving Annuitant under (b), (i), (ii), (iii) or (v), should die prior to the due date of the second Annuity payment.

Once lifetime Annuity payments begin, you cannot elect to receive a lump-sum settlement or change elections.

NONLIFETIME:

  (a) Payments for a Stated Period of Time -- an Annuity with payments to be made for five to 30 years, as selected. If this option is elected on a variable basis, you may request at any time during the payment period that the present value of all or any portion of the remaining variable payments be paid in one sum. If elected on a fixed basis, you cannot elect to receive a lump-sum settlement. However, any lump sum elected before three years of payments have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See "Charges and Deductions -- Deferred Sales Charge.") Once an Annuity option is elected on either a variable or fixed basis, you cannot change elections.

  (b) Payment of Interest -- interest payments will be made to your Beneficiary on all or a portion of the amount payable upon your death prior to your electing an Annuity Option and allocated to this option. Amounts under this option are held in our general account. Your Beneficiary may withdraw any amount held under this option or direct that any or all of the amount be applied to an Annuity Option.

We make a daily deduction for mortality and expense risks from any amounts held on a variable basis. (See "Charges and Deductions -- Mortality and Expense Risk Charges.") Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though we assume no mortality risk.

We may also deduct a daily administrative charge from amounts held under the variable options. The charge, established when a variable Annuity Option is elected, will not exceed 0.25% per year of amounts held on a variable basis. Once established the charge will be effective during the entire Annuity Period.

In addition to the Annuity Options described, we may offer you and other payees optional methods of payment.

                                 DEATH BENEFIT

GENERAL

The following section provides information about determining the death benefit amount, should you or the Annuitant die during the Accumulation Period. Additional information is given for IRA Rollover Contracts and Nonqualified Flexible Premium Contracts regarding the rights available and who receives them in case of the death of you or the Annuitant. In many cases, the rights available will depend on whether the Beneficiary is your spouse.

In many of the scenarios described below, a deadline is given for receiving distributions equal to the Certificate Holder's Account Value. According to the Code, the required amount must be distributed by the deadline given. If not, the IRS will deem the Beneficiary to be in "constructive receipt" of the amount, and the Beneficiary may be subject to a penalty tax in addition to any other income tax due on the amount.

Upon the death of a Joint Certificate Holder prior to the Annuity Date, the surviving Certificate Holder, if any, will be the designated beneficiary. Any other beneficiary designation on record with the Company at the time of death will be treated as a contingent beneficiary, and payments will be made to such beneficiary only upon the death of the surviving Certificate Holder. Upon the death of an Annuitant who is not a Certificate Holder, the Death Benefit Amount will be paid to the beneficiary designated.

Note: We will not allow Annuity payments to a Beneficiary to extend beyond the Beneficiary's life or any period certain greater than the Beneficiary's life expectancy.

DEATH BENEFIT AMOUNT

If the Annuitant (or for the Nonqualified Flexible Premium Contract, you or the Annuitant) dies before Annuity payments start, the Beneficiary is entitled to a death benefit. The excess, if any, of the amount of the guaranteed death benefit over the Certificate Holder's Account Value is determined as of the date of death. Any excess amount will be deposited to the Certificate Holder's Account and allocated to Aetna Variable Encore Fund as of the claim date. The Certificate Holder's Account Value on the claim date plus any excess amount deposited, becomes the Certificate Holder's Account Value. The claim date is the date when we receive valid proof of death and the Beneficiary's claim at our Home Office.

For Nonqualified Flexible Premium Contracts, the death benefit value is determined as described in items (a), (b), (c) and (d) below. For IRA Rollover Contracts, the death benefit value is determined as described in items (a),
(b) and (d) below.

  (a) Death of Certificate Holder/Annuitant (for IRA Rollover Contracts) or death of Annuitant (for Nonqualified Flexible Premium Contracts) less than 75 years of age: The guaranteed death benefit value is the greatest of:

    (1) The Net Purchase Payment(s) made to the Certificate Holder's Account minus the sum of all amounts withdrawn, applied to an Annuity, or deducted from the Certificate Holder's Account;

    (2)(i) In jurisdictions where regulatory approval has been received, the highest step-up value as of the date of death. A step-up value is determined on each anniversary of the Effective Date. Each step-up value is calculated as the Certificate Holder's Account Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the amount of any partial withdrawals and/or amounts applied to an Annuity Option since the Effective Date anniversary;

      (ii) In jurisdictions where regulatory approval for (a)(2)(i) above has NOT been received, the value will be the step-up value as of the date of death, minus the total of all partial withdrawals, amounts applied to an Annuity and deductions made from the Certificate Holder's Account since determination of the step-up value. The step-up value is the Certificate Holder's Account Value on the most recent seventh year anniversary of the date the Net Purchase Payment was applied.

    (3) The Certificate Holder's Account Value as of the date of death.

    The excess, if any, of the guaranteed death benefit value over the Certificate Holder's Account Value is determined as of the date of death. Any excess amount will be deposited and allocated to Aetna Variable Encore Fund as of the claim date. The Certificate Holder's Account Value on the claim date plus any excess amount deposited becomes the Certificate Holder's Account Value.

  (b) Death of Certificate Holder/Annuitant (for IRA Rollover Contracts) or death of Annuitant (for Nonqualified Flexible Premium Contracts) age 75 or greater: The death benefit is the greatest of:

    (1) The Net Purchase Payments made to the Certificate Holder's Account minus the sum of all amounts withdrawn, applied to an Annuity, or deducted from the Certificate Holder's Account;

    (2) The highest step-up value as of the Participant's 75th birthday. The step-up value is calculated as described in (a)(2)(i) above. In jurisdictions where regulatory approval for (a)(2)(i) has not been received, the value will be the step-up value as of the Participant's 75th birthday, determined as described in (a)(2)(ii) above;

    (3) The Certificate Holder's Account Value as of the date of death.

  (c) Death of the Certificate Holder if the Certificate Holder is not the Annuitant (Nonqualified Flexible Premium Contracts only): The death benefit amount is the Adjusted Account Value on the Claim Date. A deferred sales charge may apply to any full or partial withdrawal. (See "Charges and Deductions -- Deferred Sales Charge.")

  (d) Death of a Spousal Beneficiary: In the case of a spousal beneficiary who continued the Account in his or her own name, the death benefit shall be equal to the Certificate Holder's Account Value, less any applicable deferred sales charge on any Purchase Payment(s) made after we receive proof of death.

For amounts held in the Guaranteed Account: The death benefit, if paid within six months of the date of the Annuitant's death, is the greater of the Certificate Holder's Account Value or the aggregate market value adjusted (MVA) amount. If paid after the six-month period, the death benefit will be the aggregate Market Value Adjustment amount. The aggregate Market Value Adjustment amount may be more or less than the Certificate Holder's Account Value.

DEATH BENEFIT OPTIONS AVAILABLE TO BENEFICIARY UNDER A NONQUALIFIED FLEXIBLE PREMIUM CONTRACT

Under a Nonqualified Flexible Premium Contract, prior to any election, the Certificate Holder's Account Value will remain in the Certificate Holder's Account and the Certificate Holder's Account Value will continue to be affected by the investment performance of the investment option(s) selected. The Beneficiary has the right to allocate or transfer any amount to any available investment options (subject to a Market Value Adjustment, as applicable). The Code requires that distributions begin within a certain time period as described below; failure to commence distribution within those time periods can result in tax penalties. The following options are available to the Beneficiary:

  (a) When you are the Annuitant and you die:

      (1) If the Beneficiary is the surviving spouse, the Beneficiary will become the successor Certificate Holder. The successor Certificate Holder may exercise all Certificate Holder rights under the Contract and continue in the Accumulation Period, or may elect (i), (ii), or
          (iii) below. Under the Code, distributions are not required until the successor Certificate Holder's death. The Beneficiary may:

          (i) Apply some or all of the Adjusted Account Value to any of the Annuity options. The amount of payout will depend on the annuity option elected and the investment option(s) used to provide such payments. The proceeds are taxed in the same manner as annuity payments. See "Tax Status."

          (ii) Elect to have some or all of the Adjusted Account Value deposited in the Company's general account, earning the then-current interest rate which may be changed from time to time. The Beneficiary may elect to receive monthly, quarterly, semiannual or annual interest payments. The balance on deposit can be withdrawn at any time or applied to any Annuity option. The principal amount is guaranteed, but interest payments may vary; or

          (iii) Request, at any time, a lump-sum payment equal to all or a portion of the Adjusted Account Value.

          Under (ii) and (iii) above, payments are taxed as surrenders as they are received.

      (2) If the Beneficiary is not your surviving spouse, he or she may exercise all Contract or Certificate Holder rights and continue in the Accumulation Period or may elect option (i), (ii), or (iii) under (1) above. According to the Code, any portion of the Adjusted Account Value not applied to an Annuity option (other than the Nonlifetime Payment of Interest) within one year of your death, must be paid within five years after your death.

      (3) If no Beneficiary exists, a lump-sum payment equal to the Adjusted Account Value will be made to your estate.

Note: If SWO has been elected, SWO payments to the Beneficiary may be continued, unless the Beneficiary elects otherwise. Any payments elected must be made at least as frequently as those made prior to your death.

  (b) When you are not the Annuitant and you die:

      (1) If the Beneficiary is your surviving spouse, he or she will become the successor Certificate Holder. The successor Certificate Holder may exercise all your rights under the Contract and continue in the Accumulation Period, or may elect (i), (ii), or (iii) below. Under the Code, distributions are not required until the successor Certificate Holder's death. The Beneficiary may elect to:

          (i) Apply some or all of the Adjusted Account Value to any of the Annuity options. The amount of payout will depend on the annuity option elected and the investment option(s) used to provide such payments. The proceeds are taxed in the same manner as annuity payments;

        (ii) Elect to have some or all of the Surrender Value deposited in the Company's general account, earning the then-current interest rate which may be changed from time to time. The Beneficiary may elect to receive monthly, quarterly, semiannual or annual interest payments. The balance on deposit can be withdrawn at any time or applied to any Annuity option. The principal amount is guaranteed, but interest payments may vary; or

        (iii) Request, at any time, a lump-sum payment equal to all or a portion of the Surrender Value.

        Under (ii) and (iii) above, payments are taxed as surrenders as they are received.

    (2) If the Beneficiary is not your surviving spouse, he or she may elect option (i), (ii), or (iii) under (1) above. According to the Code, any portion of the Adjusted Account Value not applied to one of the Annuity options (other than the Nonlifetime Payment of Interest) within one year of your death and must be paid within five years after your death. This amount will be subject to a deferred sales charge, if applicable.

    (3) If no Beneficiary exists, a lump-sum payment equal to the Surrender Value will be made to your estate.

Note: If SWO has been elected, the payments to the Beneficiary may be continued, unless the Beneficiary elects otherwise. Any payments elected must be made at least as frequently as those made prior to your death.

  (c) When you are not the Annuitant and the Annuitant dies: the Beneficiary must elect an Annuity option (see "Annuity Options") other than the Nonlifetime Payment of Interest within 60 days of the date of death.

DEATH BENEFIT OPTIONS AVAILABLE TO BENEFICIARY UNDER AN IRA ROLLOVER CONTRACT

Under an IRA Rollover Contract, prior to any election, the Certificate Holder's Account Value will be retained in the Certificate Holder's Account and the Certificate Holder's Account Value will continue to be affected by the investment performance of the investment option(s) selected. Under the Code, distributions must begin within a certain time period. If no elections are made, no distributions will be made. Failure to commence distributions within the time periods stated below can result in tax penalties. The following options are available to the Beneficiary:

  (a) If the Beneficiary is your surviving spouse, he or she may exercise all rights under the Contract and continue in the Accumulation Period, or may elect (1), (2), or (3) below. Under the Code, distributions are not required until December 31st of the year in which you would have attained age 70 1/2. The Beneficiary may elect to:

      (1) Apply some or all of the Adjusted Account Value to the Annuity options. The amount of payout will depend on the annuity option elected and the investment option(s) used to provide such payments;

      (2) Elect to have some or all of the Adjusted Account Value deposited in the Company's general account, earning the then-current interest rate which may be changed from time to time. The Beneficiary may elect to receive monthly, quarterly, semiannual or annual interest payments. The balance on deposit can be withdrawn at any time, or applied to any Annuity option. The principal amount is guaranteed, but interest amounts may vary; or

      (3) Receive, at any time, a lump-sum payment equal to all or any portion of the Adjusted Account Value.

    In general, regardless of the method of payment, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received those payments. See "Tax Status."

Note: If ECO is in effect when you die, your surviving spouse can elect to continue receiving ECO payments if a joint life expectancy was chosen. Otherwise, your surviving spouse must receive a lump-sum payment of the Adjusted Account Value. If SWO is in effect and you die before your required beginning date for minimum distributions the SWO payments will stop and your surviving spouse may elect (1), (2) or (3) above. If SWO is in effect and you die after your required beginning date for minimum distributions, your surviving spouse can elect to continue SWO payments. Otherwise, your spouse must elect to receive a lump sum payment equal to the Adjusted Account Value.

  (b) If the Beneficiary is other than your surviving spouse, and ECO is not in effect when you die, he or she may exercise all rights under the Certificate Holder's Account and continue in the Accumulation Period or may elect option (1), (2), or (3) under (a) above. Any portion of the Adjusted Account Value that is not applied to an Annuity Option (other than the Nonlifetime Payment of Interest) by December 31st of the year following the year of your death must be distributed by December 31st of the year containing the fifth anniversary of your date of death.

Note: If ECO or SWO is in effect when you die, the Beneficiary must receive an automatic and immediate lump-sum payment of the Adjusted Account Value.

  (c) If no Beneficiary exists, a lump-sum payment equal to the Adjusted Account Value will be made to your estate.

                                   TAX STATUS

INTRODUCTION

The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Nonqualified Flexible Premium Contract is purchased on a non-tax qualified basis. The IRA Rollover Contract is purchased and used in connection with certain arrangements entitled to special income tax treatment under section 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Certificate Holder, the Annuitant, or the Beneficiary may depend on the tax status of the individual concerned.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Separate Account is not an entity separate from the Company, and its operation forms a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code or as any other Separate entity. Investment income and capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account investment income and net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACT

DIVERSIFICATION: Section 817(h) of the Code requires that with respect to Nonqualified Flexible Premium Contracts, the investments of the Funds be "adequately diversified" in accordance with Treasury Regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the Funds' assets may be invested.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Certificate Holder has additional flexibility in allocating premium payments and account values. In addition, the number of funds provided under the Contract is significantly greater than the number of funds offered in contracts on which rulings have been issued. These differences could result in a Certificate Holder being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company reserves the right to modify the Contract as necessary to attempt to prevent a Certificate Holder from being considered the owner of a pro rata share of the assets of the Separate Account.

REQUIRED DISTRIBUTION: In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires nonqualified contracts to provide that (a) if any Certificate Holder dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Certificate Holder dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Certificate Holder's death. These requirements will be considered satisfied as to any portion of a Certificate Holder's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Certificate Holder's death. The "designated beneficiary" refers to a natural person designated by the Certificate Holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Certificate Holder, the contract may be continued with the surviving spouse as the new Certificate Holder.

The Nonqualified Flexible Premium Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to IRA Rollover Contracts.

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

IN GENERAL: Section 72 of the Code governs taxation of annuities in general. The Company believes that a Certificate Holder who is a natural person generally is not taxed on increases in the Contract Value until distribution occurs by withdrawing all or part of such Contract Value (e.g., withdrawals or Annuity payments under the Annuity Option elected). The assignment, pledge, or agreement to assign or pledge any portion of the Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

The following discussion generally applies to a Contract owned by a natural person.

WITHDRAWALS: In the case of a withdrawal under an IRA Rollover Contract, including withdrawals under SWO or ECO, the amount taxable is generally based on the ratio of the "investment in the contract" to Contract Value. The "investment in the contract" generally equals the amount of any nondeductible Purchase Payments paid by or on behalf of any individual less any amount received previously which was excludable from gross income. For an IRA Rollover Contract, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from an IRA Rollover Contract.

With respect to Nonqualified Flexible Premium Contracts, partial withdrawals, including withdrawals under SWO, are generally treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The Contract Value immediately before a withdrawal may have to be increased by any positive market value adjustment (MVA) that results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of MVAs in these circumstances, and a Certificate Holder should contact a competent tax advisor with respect to the potential tax consequences of any MVA that arises as a result of a partial withdrawal.

Full withdrawals of a Nonqualified Flexible Premium Contract are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

ANNUITY PAYMENTS: Although the tax consequences may vary depending on the Annuity payment elected under the Contract, in general, only the portion of the Annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

PENALTY TAX: In the case of a distribution pursuant to a Nonqualified Flexible Premium Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of a Certificate Holder; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Certificate Holder and a "designated beneficiary." Other tax penalties may apply to certain distributions pursuant to an IRA Rollover Contract.

TAXATION OF DEATH BENEFIT PROCEEDS: Amounts may be distributed from the Contract because of the death of a Certificate Holder or the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments, as described above.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF THE CONTRACT: A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also a Certificate Holder, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction. An IRA Rollover Contract may not be assigned.

MULTIPLE CONTRACTS: All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

IRA ROLLOVER CONTRACTS

IN GENERAL: The qualified contract is designed for use as an Individual Retirement Annuity. The tax rules applicable to participants and beneficiaries in Individual Retirement Annuities are complex. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

INDIVIDUAL RETIREMENT ANNUITIES: Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, each hereinafter referred to as an "IRA." Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

WITHHOLDING

Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

POSSIBLE CHANGES IN TAXATION

In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

OTHER TAX CONSEQUENCES

As noted, above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect the Company's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Certificate Holder or recipient of a distribution. A competent tax adviser should be consulted for further information.

                                 MISCELLANEOUS

VOTING RIGHTS

Each Contract Holder may direct us in the voting of shares at shareholders' meetings of the appropriate Fund(s). The number of votes to which each Contract Holder may give direction will be determined as of the record date. The number of votes each Contract Holder is entitled to direct with respect to a particular Fund during the Accumulation Period equals the portion of the Certificate Holder's Account Value(s) of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the Valuation Reserve for the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized. Where the value of the Contract or Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

If you are a Certificate Holder under a group Contract, you have a fully vested (100%) interest in the benefits provided to you under your Certificate Holder's Account. Therefore, you may instruct the group Contract Holder how to direct the Company to cast the votes for the portion of the value or Valuation Reserve attributable to your Certificate Holder's Account. Votes attributable to those Certificate Holders who do not instruct the group Contract Holder will be cast by the Company in the same proportion as votes for which instructions have been received by the group Contract Holder. Votes attributable to individual or group Contract Holders who do not direct us will be cast by us in the same proportion as votes for which directions we have received.

You will receive a notice of each meeting of shareholders, together with any proxy solicitation materials, and a statement of the number of votes attributable to your Certificate Holder's Account.

MODIFICATION OF THE CONTRACT

The Company may modify the Contract when it deems an amendment appropriate, subject to the limitations described below, by notifying the Contract Holder in writing 30 days before the effective date of the change. The following Contract provisions are considered material by the Company and cannot be changed without the approval of appropriate state or federal regulatory authorities:

  (a) transfers among investment options;

  (b) notification to the Contract Holder;

  (c) conditions governing payments of surrender values;

  (d) terms of Annuity Options;

  (e) death benefit payments; and

  (f) contract charges

In addition, changes to the items listed below will apply only to new Certificate Holders Accounts established under a group Contract, or individual Contracts issued after the effective date of the change:

  (a) the Annuity Options;

  (b) the contractual promise that no deduction will be made from the Purchase Payment for sales or administrative expenses;

  (c) increasing the deferred sales charges;

  (d) increasing the mortality and expense risk charges;

  (e) increasing the administrative charge;

  (f) the right to make transfers; and

  (g) the Guaranteed Account Guaranteed Rate.

Modification of items (b) through (e) above specifically require authorization by the SEC to the extent that the proposed charges are not currently authorized by existing orders issued to us by the SEC.

If the group Contract Holder has not accepted the proposed change at the time the amendment becomes effective, no new Certificate Holder's Accounts may be opened under the group Contract.

No modification may affect any Annuity beginning before the effective date of the change unless deemed necessary for the Contract to comply with the requirements of the Code or other laws and regulations affecting the Contract.

INQUIRIES

You may direct inquiries by writing directly to us at the address shown on the cover page of this prospectus or by calling 1-800-531-4547.

TELEPHONE TRANSFERS

You automatically have the right to make transfers among Funds by telephone. The Company has enacted procedures to prevent abuses of Certificate Holder's Account transactions by telephone. The procedures include requiring the use of a personal identification number (PIN) in order to execute transactions. You are responsible for safeguarding your PIN, and for keeping your Account information confidential. If the Company fails to follow these procedures it would be liable for any losses to your Certificate Holder's Account resulting from the failure. To ensure authenticity, the Company records all calls on the 800 line.

TRANSFER OF OWNERSHIP; ASSIGNMENT

Assignments or transfers of ownership of an IRA Rollover Contract are not allowed except as permitted under Code Section 408(d)(6), coincident to a divorce. We will accept assignments or transfers of ownership of a Nonqualified Flexible Premium Contract, with proper notification. The date of any such transfer will be the date we receive the notification at our Home Office. Refer to "Tax Status of Distributions" for general tax information. If you are contemplating a transfer of ownership or assignment you should consult a tax adviser due to the potential for tax liability.

LEGAL PROCEEDINGS

We know of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

LEGAL MATTERS

The validity of the securities offered by this Prospectus has been passed upon by Susan E. Bryant, Esq., Counsel to the Company.

            STATEMENT OF ADDITIONAL INFORMATION -- TABLE OF CONTENTS

The following items are the contents of the Statement of Additional
Information:

General Information and History.............................................   2
Variable Annuity Account I..................................................   2
Offering and Purchase of Contracts..........................................   3
Performance Data............................................................   3
  General...................................................................   3
  Average Annual Total Return Quotations....................................   4
Annuity Payments............................................................   5
Dollar-Cost Averaging.......................................................   7
Sales Material..............................................................   7
Independent Auditors........................................................   7
Financial Statements of the Company......................................... F-1

                                    APPENDIX

                            AICA GUARANTEED ACCOUNT

THE AICA GUARANTEED ACCOUNT ("GUARANTEED ACCOUNT") IS A GUARANTEED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PERIOD UNDER THE CONTRACTS DESCRIBED IN THIS PROSPECTUS. SINCE THE GUARANTEED ACCOUNT IS A FUNDING OPTION UNDER THE CONTRACT, YOU SHOULD READ THE ACCOMPANYING GUARANTEED ACCOUNT PROSPECTUS CAREFULLY BEFORE INVESTING. THIS APPENDIX IS INTENDED AS A SUMMARY DESCRIPTION OF THE GUARANTEED ACCOUNT AND IS NOT INTENDED AS A REPLACEMENT FOR THE GUARANTEED ACCOUNT PROSPECTUS.

The Guaranteed Account is a guaranteed interest option for which we guarantee stipulated rates of interest for stated periods of time on amounts applied to the Guaranteed Account. For guaranteed terms of one year or less, a guaranteed rate is credited for the full term. For guaranteed rates of greater than one year, the initial guaranteed rate is credited from the date of deposit to the end of a specified period within the guaranteed term. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield over the period of one year. Guaranteed interest rates will never be less than an annual effective rate of 3%.

During the deposit period, amounts may be applied to any of the available guaranteed terms. Purchase Payments received after the initial payment will be allocated in the same proportions as the last allocation, if no new allocation instructions are received with the Purchase Payment. For amounts allocated to the Guaranteed Account, if the same guaranteed term(s) are not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

WITHDRAWALS

Except for withdrawals taken from the one-year Guaranteed Term in connection with the Dollar Cost Averaging Program and withdrawals taken in connection with an Estate Conservation or Systematic Withdrawal distribution option (where state regulatory approval has been received), withdrawals or transfers from a guaranteed term before the guaranteed term matures may be subject to a market value adjustment ("MVA"). An MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases, and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in you receiving an amount that is less than the amount you allocated to the Guaranteed Account.

For partial withdrawals during the Accumulation Period, amounts to be withdrawn from the Guaranteed Account will be withdrawn on a pro rata basis from each group of deposits having the same length of time until the Maturity Date ("Guaranteed Term Group"). Within a Guaranteed Term Group, the amount will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

MATURITY OF A GUARANTEED TERM

As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term, (b) transferred to any other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a deferred sales charge. If no direction is received by the Company at its Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to the current deposit period for a similar length guaranteed term. If the same guaranteed term is no longer available the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instruction concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows you to transfer without an MVA to available guaranteed terms of the current deposit period or to other available investment options, or surrender without an MVA (if applicable, a deferred sales charge is assessed on the surrendered amount). The provision is available only during the calendar month immediately following a guaranteed term maturity date and only applies to the first transaction regardless of the amount involved in the transaction.

MORTALITY AND EXPENSE RISK CHARGES

We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

Amounts applied to a guaranteed term during a deposit period may not be transferred to any other funding option or to another guaranteed term during that deposit period or for 90 days after the close of that deposit period. This does not apply to (1) amounts transferred on the Maturity Date or under the maturity value transfer provision; (2) amounts transferred from the Guaranteed Account before the Maturity Date due to the election of an Annuity option; (3) amounts transferred from the one-year Guaranteed Term in connection with the Dollar Cost Averaging Program; and (4) amounts distributed under the Estate Conservation or Systematic Withdrawal distribution. Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Except for transactions described in items (1), (3) and (4) above, amounts withdrawn or transferred from the Guaranteed Account prior to the maturity date will be subject to a Market Value Adjustment. These waivers are subject to regulatory approval and may not be available in all states. See your representative to determine whether the waiver is approved in your state.

Transfers of Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the Certificate Holder's Account.

The Certificate Holder may select a maximum of 18 different investment options over the lifetime of the Contract. Under the Guaranteed Account, each guaranteed term is counted as one investment option. If a guaranteed term matures, and is renewed for the same term, it will not count as an additional investment option.

DEATH BENEFIT

Full and partial withdrawals and transfers made from the Guaranteed Account within six months after the date of the Annuitant's death will be the greater of:

  (a) The aggregate MVA amount (i.e., the sum of all market value adjusted amounts calculated due to a withdrawal of amounts). This total may be greater or less than the Certificate Holder's Account Value of those amounts; or

  (b) The applicable portion of the Certificate Holder's Account Value attributable to the Guaranteed Account.

  After the six-month period, the surrender or transfer amount will be adjusted for the aggregate MVA amount, which may be greater or less than the Certificate Holder's Account Value of those amounts.

By notifying us at our Home Office at least 30 days before the Annuity Date, you may elect to have amounts which have been accumulating under the Guaranteed Account transferred to Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., or any combination thereof, to provide variable Annuity payments. (The Guaranteed Account cannot be used as an investment option during the Annuity Period.) Transfers made due to the election of a lifetime Annuity Option will be subject to only a positive aggregate MVA.

REINSTATEMENT PRIVILEGE

Any amounts reinstated to the Guaranteed Account will be applied to the available guaranteed terms of the current deposit period in the same proportion as they were at the time of surrender. If a guaranteed term of the same time to maturity is not available in the current deposit period, the funds will be reinvested in a guaranteed term having the next shortest time to maturity. Any negative MVA amount applied to a surrender is not included in the reinstatement.